Exhibit 10.7

GENERAL SERVICES ADMINISTRATION SUPPLEMENTAL AGREEMENT DATE DEC 16 2002 PUBLIC BUILDING SERVICE NO. 4 TO LEASE NO. SUPPLEMENTAL LEASE AGREEMENT GS- 09B-01110 ADDRESS OF PREMISES 5045 E. Butler Avenue Fresno, CA 93727-5136 THIS AGREEMENT, made and entered into this date by and between HUB Acquisition Trust, a Maryland real estate investment trust whose address is 400 Center Street Newton, MA 02458-2094 hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government: WHEREAS, the parties hereto desire to amend the above NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective November 1, 2002, as follows: Paragraph 6 is deleted in its entirety and the following substituted therefor: “6. The Government shall pay the Lessor annual rent as follows: From December 1, 2001 through October 31, 2002: $7,894,466.40 at the rate of $657,872.20 per month in arrears. Beginning November 1, 2002 the Government shall pay the Lessor annual rent of $8,873,250.64 at the rate of $739,437.55 per month in arrears. Rent for a lesser period shall be prorated. Rent checks shall be made payable to: HUB Acquisition Trust P.O Box 845885 Boston, MA 02284-5885” The following paragraphs are added: “11. All improvements described in Exhibits A and B, and attached per lease contract paragraph 2.c, are accepted by the Government as substantially complete. 12. As a part of the rental consideration, and at no additional cost to Government, the Lessor will alter the existing space in accordance with the approved IRS Description of Work (1 page), attached and made part of this SLA. The date for substantially completing the alteration will be five (5) months from receipt of the notice to proceed from the Government.” 13. Upon inspection and acceptance by the Government of the alteration work to be provided in accordance with Paragraph 12, the Lessor shall not be required to provide any additional improvements or perform any additional work for the fixed sum of $6,058,859 specified in Paragraph 2.c of the Lease. All other terms and conditions of the lease shall remain in force and effect. IN WITNESS WHEREOF, the parties subscribed their names as of the above date. LESSOR BY [ILLEGIBLE] David M. Lepore Senior Vice President (Signature) (Title) IN PRESENCE OF [ILLEGIBLE] 400 Centre Street Newton, MA 02458 (Signature) (Address) UNITED STATES OF AMERICA BY [ILLEGIBLE] Contracting Officer (Signature) (Official Title)

DESCRIPTION OF WORK IRS Fresno Campus November 22, 2002 1. The Lessor will provide all materials, labor and supervision to remove existing and install new floor tile and wall base on the main isles (Dark brown tile) at the IRS Fresno Campus, 5045 East Butler Ave., Fresno, CA. Removal of the existing vinyl asbestos tile is to be performed on the weekends to reduce employee disruptions. Installation of the new tile is to be coordinated with the COTR during the week to allow for normal workflow of IRS operations. 2. Remove approximately 32,313 square feet of vinyl asbestos floor tile and mastic including 3,214 feet of rubber top set cove base (the contractor shall field verify quantities) at each of designated areas before work is started. Work is to include removal and replacement of tile in recessed areas i.e. drinking fountains, Walker duct accesses plates and doorstops as required. Provide the government with 5% additional flooring and base to be used as spare materials for future repairs. The existing floor tile and mastic contain asbestos and require abatement and handling in accordance with state and federal regulations. 3. Provide and install new solid vinyl tile and rubber wall base in each of the designated areas before starting another area. Prepare floor and wall surfaces and perform the work in accordance with manufacturers’ installation instructions. 4. All floors shall be FLEXCO (APPEAL) as manufactured by FLEXCO Company, Tuscumbia, Alabama, 35674. The tile shall be homogeneously constructed of first-quality materials and shall conform to ASTM F 1700, Class 1, Type A and shall contain no asbestos fiber. The tile shall be 1/8” gauge and 12” x I 2” and in color and style selected by the IRS government representative. Use FLEXCO NO. 77 solvent free epoxy adhesive for the installation of this product. 5. Note: Raised floor tile will be shimmed by the government in order to level the transition between the two areas as required depending on the floor conditions after the new vinyl tile has been installed. 6. Flooring accessories described as Cove Base or Wall Base shall be 1/8” (3.175 mm) thick Type TS, Thermoset Vulcanized EXTRUDED RUBBER WALL BASE as manufactured by Roppe Corporation. It shall be constructed of first-quality materials properly Vulcanized, and shall be smooth and free from imperfections which detract from its appearance. The base shall conform fully to the requirements of Standard Specification F-1861, Group 1 (solid). 7. All Wall Base shall be of the cove type, Style B, with a height of 4” (101.6 mm), in lengths of 48” (1.22 m) and in the color as selected by the IRS government representative, and of 1/8” (3.175 mm) thickness. Provide matching pre-formed corners at all outside corner locations. Use manufacturer recommended adhesive for installation of materials. 8. The alteration shall comply with all specifications and requirements of the original lease. If there is a conflict between the Lease and the Description of Work, the specifications in the Description of Work will prevail. 9. The work shall be completed to acceptable standards of good workmanship as determined by the Contracting Officer. 10. The Lessor will waive any costs for restoration in connection with removal of any items installed in accordance with the description of work. INITIALS: /s/ [ILLEGIBLE] & /s/ [ILLEGIBLE] [ILLEGIBLE] LESSOR GOVERNMENT Attached and made part of SLA 4 to lease GS-09B-01110

 U.S. GOVERNMENT LEASE Supplemental Agreement No. 3 Effective Date: Nov 11 2002 CHANGE OF LESSOR FORM To Lease No. GS-09B-01110 August , 2002 TRANSFEROR, TRANSFEREE, and the UNITED STATES OF AMERICA (“Government”) enter into this Agreement (the “Agreement”) as of the Effective Date (defined below). This Agreement is entered into pursuant to the “Assignment of Claims” provision of the General Clauses to the referenced Government lease, as well as 41 United States Code Section 15, and is otherwise based on 48 Code of Federal Regulations Section 42.1204. A. Definitions. All initial capitalized words in this Agreement shall have the same meaning as specified below. (1) “Transferor”: RUSSELL & ASSOCIATES-FRESNO, LTD., a California limited partnership include the full name of predecessor-lessor. If Transferor is a corporation, include the full name of corporation and state of incorporation. If Transferor is a partnership, indicate whether it is a general or limited partnership. Specify below the name of the signatory authorized to bind the corporation or partnership. If the Transferor is different than the original lessor, attach copies of intervening deeds and brief explanation of the chain of title. (2) Signatory authorized to bind Transferor: Robert B. Russell, Jr., President of Russell-Fresno [print name] [Title] Real Estate Investment, Inc., a California corporation, the general partner of Transferor (3) “Transferee”: HUB ACQUISITION TRUST, a Maryland real estate investment trust include full name of successor-lessor. If Transferee is corporation, include full name of corporation and state of incorporation. If Transferee is partnership, indicate whether general or limited partnership. Specify name of signatory authorized to bind the corporation or partnership. (4) Signatory authorized to bind Transferee: John A. Mannix, President [print name] [Title] (5) “Effective Date”: Date transfer of assets became effective under applicable State law. (6) “Property”: 5045 East Butler Avenue [Street Address] Fresno, California 93727 [City, State and Zip Code] (7) “Leased Premises”: 531,976 square feet of rentable space yielding 456,087 ANSI/BOMA usable square feet of space together [include location of leased premises e.g., floor number or suite number.] with 2,641 outdoor parking spaces located on the real B. THE PARTIES AGREE TO THE FOLLOWING FACTS: property located at 5045 East Butler Avenue in Fresno, California (1) The Government, represented by various Contracting Officers of the United States General Services Administration, has entered into that certain lease with the Transferor: Lease GS-09B-01110. The term, the “Lease”, as used in this Agreement, means the above described lease, including all modifications, made between the Government and the Transferor before the Effective Date of this Agreement. In addition, include in the term “Lease” are all modifications made under the terms and conditions of the Lease between the Government and the Transferee, on or after the Effective Date of this Agreement. (2) As of the Effective Date, the Transferor has transferred to the Transferee all the assets of the Transferor involved in performing its obligations under the Lease by virtue of a grant deed to the Property. [insert a term(s) descriptive of the legal transaction involved between the Transferor and the Transferee—for example, “a grant deed to the Property”]. (3) The Transferee has acquired all the assets of the Transferor involved in performing the Lease by virtue of the above transfer. (4) The Transferee has assumed all obligations and liabilities of the Transferor under the Lease by virtue of the above transfer. Without limiting any of the Government’s rights, it is noted that this provision is not intended to modify or eliminate any indemnification or other agreements which Transferee and Transferor have to each other pursuant to their other agreements. (5) The Transferee is in a position to fully perform all obligations that may exist under the Lease. (6) It is consistent with the Government’s interest to recognize the Transferee as the successor party to the Lease. (7) Evidence of the above transfer has been submitted to the Government. C. IN CONSIDERATION OF THESE FACTS, THE PARTIES AGREE THAT BY THIS. AGREEMENT: (1) The Transferor confirms the transfer to the Transferee, and waives any claims and rights against the Government that it now has or may have in the future in connection with the Lease. (2) The Transferee agrees to be bound by and to perform the Lease in accordance with the conditions contained in the Lease. The Transferee also assumes all obligations and liabilities of, and all claims against, the Transferor under the Lease as if the Transferee were the original party to the Lease and is bound by all previous actions taken by the Transferor with respect to the Lease, with the same force and effect as if the action had been taken by the Transferee. (3) The Government recognizes the Transferee as the Transferor’s successor in interest in and to the Lease. The Transferee by this Agreement becomes entitled to all right, title, and interest of the Transferor in and to the Lease as if the Transferee were the original party to the Lease. Following the effective date of this Agreement, the term, “Lessor”, as used in the Lease, shall refer to the Transferee. (4) Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government 1 against the Transferor. (5) All payments and reimbursements previously made by the Government to the Transferor, and all other previous actions taken by the Government under the Lease, shall be considered to have discharged those parts of the Government’s obligations under the Lease. All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Transferor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government’s obligations under the Lease, to the extent of the amounts paid or reimbursed. (6) Following the full execution of this Agreement, Transferee desires, as soon as practicable, that rent checks, in the amount set forth in the Lease, be payable to the Transferee and sent to the Transferee at the following address: Hub Acquisition Trust, P.O. Box 845885, Boston, MA 02284-5885 (7) The Transferor and the Transferee agree that the Government is not obligated to pay or reimburse either of them for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Lease. (9) The Lease shall remain in full force and effect, except as modified by this Agreement. (10) Each of the persons executing this Agreement on behalf of Transferee does hereby covenant and warrant that such entity is a duly authorized and existing entity, is qualified to do business in the state identified in Paragraph A (3) above, with full right and authority to enter in this Agreement, and that each and every person signing on behalf of Transferee is authorized to do so. Upon request, Transferee shall provide Government with evidence satisfactory to Government confirming the foregoing covenants and warrants. IN WITNESS WHEREOF, each party has executed this Agreement as of the day and year first above written. TRANSFEROR: [Attach additional pages if necessary for multiple signatures or multiple entities] TRANSFEREE: [Attach additional pages if necessary for multiple signatures or multiple entities] SEE ATTACHED SIGNATURE PAGE. SEE ATTACHED SIGNATURE PAGE. [Print name of Transferor] [Print name of Transferee] By [ILLEGIBLE] By [ILLEGIBLE] Print Name RB Russell, JR Print Name John A. Mannix Title President Title President CERTIFICATE CERTIFICATE I. [ILLEGIBLE], certify that I am the Secretary of Russell - Fresno Real Estate Invest Inc., that RB. Russell, JR who signed this Agreement for this corporation, was then President of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers. I. John Popeo, certify that I am the Secretary of Hub Acquisition Trust that John A. Mannix who signed this Agreement for this corporation, was then President of this corporation; and that this Agreement was duly signed for and on behalf of this corporation by authority of its governing body and within the scope of its corporate powers. Witness my hand and the seal of this corporation this 27th day of August, 2002. Witness my hand and the seal of this corporation this 28 day of August, 2002. By [ILLEGIBLE] By [ILLEGIBLE] [CORPORATE SEAL] [CORPORATE SEAL] Government: UNITED STATES OF AMERICA, By: [ILLEGIBLE] Name: [ILLEGIBLE], Title: [ILLEGIBLE] CHANGE OF LESSOR FORM NF -2 (REV MAY. 1999) 2

 “Transferee” “Transferor” HUB ACQUISITION TRUST, RUSSELL & ASSOCIATES—FRESNO, LTD., a Maryland real estate investment trust a California limited partnership By: John A. Mannix By: Russell—Fresno Real Estate Investment Inc., a California Name: John A. Mannik corporation, as general partner Title: President By: /s/ Robert B. Russell, Jr. Name: Robert B. Russell, Jr. Title: President 3

GENERAL SERVICES ADMINISTRATION PUBLIC BUILDINGS SERVICE SUPPLEMENTAL AGREEMENT #2 DATE 3-29-02 SUPPLEMENTAL LEASE AGREEMENT TO LEASE NO GB 09B 01110 ADDRESS OF PREMISES 5045 East Butler Avenue Fresno, California THIS AGREEMENT, made and entered into this date by and between RUSSELL & ASSOCIATES–FRESNO, LTD A California Limited Partnership hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government: WHEREAS, the parties hereto desire to amend the Lease to clarify Lessor’s right to encumber the Property and to provide Mortgage Holder’s rights to cure: NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective March 29, 2002 upon execution by the Government, as follows: Paragraphs 10 is added. “10 Rights of Mortgage or Trust Deed Holder: A. Lessor may encumber its interest in the Property and Lease by granting to any future lender a deed of trust or mortgage encumbering the Property (the “Encumbrance”). The Encumbrance and the rights of the holder thereof (the “Mortgage Holder”) shall in no manner diminish or interfere with the Government’s rights and privileges under the Lease. B. If the Mortgage Holder shall give written notice to the Government of its Encumbrance and furnish to Government a true copy thereof the Government agrees. (i) That should the Lessor fail to perform any of the terms, covenants and conditions it is obligated to perform under the Lease and as a result thereof the Government elects to give Lessor written notice of such default (the “Default Notice”) or elects to exercise any other right and remedy available to the Government. Government shall concurrently notify the Mortgage Holder of Lessor’s default by mailing a copy of the Default Notice to the Mortgage Holder at the address previously sent to the Government. (ii) In addition to the rights granted to the Lessor under the Lease to cure any default, the Mortgage Holder shall also have the right to cure such default. The Lease shall not be deemed in default if the Mortgage Holder [ILLEGIBLE] cures any default. All other terms and conditions of the lease shall remain in full force and effect. IN WITNESS WHEREOF, the parties subscribed their names as of the above date. LESSOR: RUSSELL & ASSOCIATES–FRESNO, LTD A California Limited Partnership By: Russell–Fresno Real Estate Investments, Inc., A California Corporation, its General Partner By: [ILLEGIBLE] President (Signature) (Title) IN THE PRESENCE OF (witnessed by:) (Title) [ILLEGIBLE] [ILLEGIBLE] (Signature) (Address) UNITED STATES OF AMERICA Contracting Officer By [ILLEGIBLE] GSA.

GENERAL SERVICES ADMINISTRATION SUPPLEMENTAL AGREEMENT DATE AUG 21 2002 PUBLIC BUILDINGS SERVICE NO. 1 TO LEASE NO. SUPPLEMENTAL LEASE AGREEMENT GS- 09B-01110 ADDRESS OF PREMISES 5045 E. Butter Avenue Fresno, CA 93727-5136 THIS AGREEMENT, made and entered into this date by and between RUSSELL & ASSOCIATES - FRESNO, A California Limited Partnership whose address is 149 East Bay Street Charleston, SC 29401, Attn: Robert B. Russell, Jr. hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government: WHEREAS, the parties hereto desire to amend the above NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective August 1, 2002, as follows: 1. For a lump sum cost of $99,024.00, the Lessor will provide all labor, materials, equipment, permits, testing or certifications to alter the existing space in accordance with the approved IRS Description of Work (1 page) attached and made part of this SLA. 2. The Government shall make a lump sum payment within 30 days after completion of the work, acceptance of the alterations by the Contracting Officer, and receipt of a correct invoice. All invoices shall be mailed to: General Services Administration Pacific Service Center, (PNE-A) 650 Capitol Mall, Suite 8-100 Sacramento, CA 95814 Attn: Dennie Richards 3. Pursuant to paragraph 2.c of the lease, the time limit for substantially completing the improvements is extended from three hundred fifty (350) calender days to three hundred eighty (380) calender days from the award date of the lease contract. All other terms and conditions of the lease shall remain in force and effect. IN WITNESS WHEREOF, the parties subscribed their names as of the above date. LESSOR Russell & Associates – Fresno, Ltd. BY /s/ [ILLEGIBLE] Pres. Rfrei Inc. gen partner (Signature) (Title) IN PRESENCE OF /s/ [ILLEGIBLE] 149 E. Bay Street Charleston SC 29401 (Signature) (Address) UNITED STATES OF AMERICA BY /s/ [ILLEGIBLE] Contracting Officer (Signature) (Officer Title)

Aug 22 02 12:07p Ruscon Construction 843-723-3029 p.3

DESCRIPTION OF WORK
IRS Fresno Campus
March 27, 2002

1. The Lessor will provide all materials, labor and supervision to remove existing and install new floor tile and wall base at four building entrance/canteen locations at the IRS Fresno Campus, 5045 East Butler Ave., Fresno, CA. This work is to be performed at the same time period the respective building entrances are closed down for seismic bracing work.

2. Remove a total of approximately 6,320 square feet of vinyl asbestos floor tile and mastic including 640 lineal feet of rubber top set cove base (the contractor shall field verify quantities) at four (northeast, northwest, southeast, southwest) entrance/canteen locations. Provide the government with 5% additional flooring and base to be used as spare materials for future repairs. The existing floor tile and mastic contain asbestos and require abatement and handling in accordance with state and federal regulations.

3. The government (IRS) will remove the existing vending machines and freestanding furnishings prior to commencement of contract work at each entrance/canteen location and replace the machines and furnishings subsequent to completion. Work must be completed in one canteen before the next can be taken out of service.

4. Provide and install new solid vinyl tile and rubber wall base at <u>each</u> of four entrance/canteen areas. Prepare floor and wall surfaces and perform the work in accordance with manufacturers' installation instructions.

5. All floors shall be FLEXCO (APPEAL) as manufactured by FLEXCO Company, Tuscumbia, Alabama, 35674. The tile shall be homogeneously constructed of first-quality materials and shall conform to ASTM F 1700, Class 1, Type A and shall contain no asbestos fiber. The tile shall be 1/8" gauge and 12" x 12" and in color and style selected by the IRS government representative. Use FLEXCO NO. 77 solvent free epoxy adhesive for the installation of this product.

6. Flooring accessories described as Cove Base or Wall Base shall be 1/8" (3.175 mm) thick Type TS, Thermoset Vulcanized EXTRUDED RUBBER WALL BASE as manufactured by Roppe Corporation. It shall be constructed of first-quality materials properly Vulcanized, and shall be smooth and free from imperfections which detract from its appearance. The base shall conform fully to the requirements of Standard Specification F-1861, Group 1 (solid).

7. All Wall Base shall be of the cove type, Style B, with a height of 4" (101.6 mm), in lengths of 48" (1.22 m) and in the color as selected by the IRS government representative, and of 1/8" (3.175 mm) thickness. Provide matching pre-formed corners at all outside corner locations. Use manufacturer recommended adhesive for installation of materials.

8. The alteration shall comply with all specifications and requirements of the original lease. If there is a conflict between the Lease and the Description of Work, the specifications in the Description of Work will prevail.

9. The work shall be completed to acceptable standards of good workmanship as determined by the Contracting Officer.

10. The Lessor will waive any costs for restoration in connection with removal of any items installed in accordance with the description of work.

INITIALS: CR & [signature]
LESSOR GOVERNMENT

Attached and made part of
SLA 1 to lease GS-09B-01110

STANDARD FORM 2 FEBRUARY 1965 EDITION U.S. GOVERNMENT GENERAL SERVICES LEASE FOR REAL PROPERTY ADMINISTRATION FPR (41 CFR) 1-16.601 DATE OF LEASE NOV 28 2001 LEASE NO. GS-09B-01110 THIS LEASE, made and entered into this date by and between: RUSSELL & ASSOCIATES – FRESNO, A CALIFORNIA LIMITED PARTNERSHIP Whose address is 149 East Bay Street Charleston, South Carolina 29401 Attention: Robert B. Russell, Jr. And whose interest in the property hereinafter described is that of the Owner Hereinafter called the Lessor, and the UNITED STATES OF AMERICA, hereinafter called the Government: WITNESSETH: The parties hereto for the consideration hereinafter mentioned, covenant and agree as follows: “1. The Lessor hereby leases to the Government the following described premises: 531,976 square feet of rentable space yielding 456,087 ANSI/BOMA usable square feet of space together with 2,641 outdoor parking spaces and the real property located at 5045 East Butler Avenue in Fresno, California to be used for office, and data processing, and incidental storage and related functions. “2. The Lessor shall furnish to the Government, as part of the rental consideration, the following: a) Maintenance, repair, replacement and inspections as required in the Lease and further described in Section 5.1 of the Solicitation For Offers attached hereto. b) All existing appurtenant improvements and facilities. c) Within three hundred fifty (350) calendar days from the award date of this lease contract, Lessor shall substantially complete improvements more fully described in attached “Scope of Work” (Exhibit A”) and “Building Improvement Design Drawings” (Exhibit B) both attached hereto and made a part of this lease. Lessor and the Government both agree that the cost of these improvements shall be fixed at the sum of $ 6,058,859.00 (subject to modification by both parties in accordance with Paragraph 15 of GSA Form 3517 attached hereto), and upon inspection and acceptance by the Government which shall occur within five (5) business days from receipt of written notification to the Contracting Officer of substantial completion by the Lessor, the rental rate shall be adjusted as follows: i. The sum of $ 6,058,859.00, unless modified by both parties in accordance with “Changes” Paragraph 15 of the “General Clauses” (GSA Form 3517), shall be amortized over the remaining firm term, based on a monthly payment schedule and an amortization rate of nine percent (9%). For purposes of making this calculation, the amortization period, as well as the established effective date for increased rent based on the improvements identified in “Exhibit A” and “Exhibit B”, shall begin the first day of the month in which the improvements are accepted by the government as substantially complete and extended through the remaining firm term of the lease. The amortization period, amortization rate, and building improvements costs of $6,058,859.00 (subject to modification by the parties in accordance with Paragraph 15 of GSA Form 3517 attached hereto) shall be used to calculate a monthly amortized payment which shall be added to rent established in Paragraph 6 of this lease. d) Lessor waives rights to reimbursement for any and all real estate property taxes throughout the lease term and any extensions or renewals thereof. “3. This lease consists of nine (9) paragraphs and the following are attached and made a part hereof: (a) Solicitation for Offers Number GS-09B-01110 (“SFO”), consisting of 5 pages. (b) GSA Form 3517, General Clauses, consisting of 26 pages. (c) GSA Form 3518, Representations and Certification, consisting of 5 pages. (d) Lease Exhibit A (“Scope of Work”). (e) Lease Exhibit B (“Building Improvement Design Drawings”).

“4. Lessor shall allow the Government to install modular units as needed on the premises. subject to Government’s obtaining Lessor’s prior approval therefor, which shall not unreasonably be withheld. The Government furthermore agrees to install modular units in compliance with any other relevant provisions of this Lease and assumes all responsibility for installation, repair, and maintenance. “5. TO HAVE AND TO HOLD the said premises for the following term: for the term beginning December 1, 2001 through the following ten (10) year term, subject to renewal rights as may be stated elsewhere in this lease. “6. The Government shall pay the Lessor annual rent as follows: Beginning December 1, 2001: $ 7,894,466.40 at the rate of $657,872.20 per month in arrears. Upon substantial completion of tenant improvements and acceptance of those improvements by the Government, rent shall increase by amortizing the sum of $ 6,058,859.00 (as may be adjusted pursuant to Paragraph 15 of GSA Form 3517 attached hereto) at an annual rate of nine percent (9%) over the remaining months of the firm term (See Paragraph 2 [c] of this Lease). “Substantial completion” of the improvements shall mean that improvements are delivered in a state of complete usability and installations have been completed, with the exception of minor repairs and cosmetic repairs which do not impact the usability of premises subject to improvements. Rent for a lesser period shall be prorated. Rent checks shall be made payable to: Russell & Associates – Fresno, A California Limited Partnership 149 East Bay Street Charleston, South Carolina 29401 “7. The Government’s percentage of occupancy is 100% of the entire building. “8. Upon its vacation of this lease, Government shall deliver the premises to Lessor in good condition, ordinary wear and tear, and damage by fires or casualty excepted. Government shall not have any obligation to deliver the premises to Lessor in compliance with federal, state and local laws. If the Government elects to abandon any items in place, title shall pass to Lessor. The Lessor waives any restoration in connection with these items, unless otherwise provided in the Lease. “9. Renewal Option: This lease may be renewed at the option of the Government and subject to available funding, for the following terms and at the following rental rates: two (2) additional five-year firm terms at an annual rental of $9,885,000.00 at the rate of $823,750.00 per month in arrears, provided notice of exercise of and confirmation of funding be given in writing to the Lessor at least three hundred sixty five calendar days (365) before the end of the original lease term or any renewal term; all other terms and conditions of this lease shall remain the same during any renewal term and continue through any subsequent renewal periods. Notice of renewal to the Lessor shall be computed commencing with the day after the date of mailing. IN WITNESS WHEREOF, the parties hereto have hereunto subscribed their names as of the date first above written. RUSSELL & ASSOCIATES - FRESNO, A CALIFORNIA LIMITED PARTNERSHIP BY [ILLEGIBLE] [ILLEGIBLE] (Signature) (Title) President Witness [ILLEGIBLE] [ILLEGIBLE] (Signature) (Address) UNITED STATES OF AMERICA GENERAL SERVICE ADMINISTRATION BY /s/ [ILLEGIBLE] Contracting Officer (Signature) (Official title) STANDARD FORM 2 FEBRUARY 1965 EDITION

SOLICITATION FOR OFFERS THE GENERAL SERVICES ADMINISTRATION San Francisco Service Center 450 Golden Gate Avenue San Francisco, CA 94102-3434 Region 9 General Services Administration Internal Revenue Service 5045 Butler Avenue Fresno, California NAME: Thomas K. Hixson TITLE: Contracting Officer The information collection requirements contained in this Solicitation/Contract, that are not required by the regulation, have been approved by the Office of Management and Budget pursuant to the Paperwork Reduction Act and assigned the OMB Control No. 3090-0163. SFO GS-09B-01110 11/13/01 INITIALS: /s/ [ILLEGIBLE] & [ILLEGIBLE] LESSOR GOVT 1

1.0 DESIGN and CONSTRUCTION Design and Construction shall commence upon lease award. 1.1 Design Intent Drawings: The Design Intent drawings represented by Exhibit A and Exhibit B attached hereto represent the entire scope of work accepted and approved by the Government. References to “approval” shall mean such review conducted by a GSA Contracting Officer. The Offeror shall remain solely responsible for the technical accuracy of the construction documents and construction of the improvements. During the course of design and construction, the Lessor may discover instances where the Government’s directives conflict. In such cases, the Offeror should immediately notify the Contracting Officer so that the Government may issue a determination as to how to proceed. The Government retains the right to review the Lessor’s Design Intent Drawings prior to the Lessor’s commencement of construction drawings. Following Government approval of design intent documents, any modifications, additions or upgrades to the design by the Government shall be handled in accordance with GSA Form 3517, Paragraph 15, “Changes.” 1.2 Construction Drawings: The Lessor shall prepare, as part of the rental consideration, final Construction Drawings for the improvements illustrated on the Government approved “Design Intent Drawings”. The Construction Drawings shall include all mechanical, electrical, plumbing, fire safety, lighting, structural, and architectural improvements scheduled for inclusion into the Government’s leased space. The Construction Drawings should also be annotated with all applicable specifications. The Construction Drawings should reflect requirements which are substantially the same as that specified by the Government-approved Design Intent Drawings, and shall not incorporate extraneous additions nor delete requirements. Drawings shall clearly identify tenant improvements already in place, and the work to be done by the Lessor or the Lessor’s contractors or subcontractors. The Lessor shall provide the Contracting Officer with a complete set of the finished construction documents prior to commencement of buildout. The Government retains the right to review the Lessor’s Construction Drawings for compliance with the Design Intent Drawings and all the requirements and provisions of this lease prior to the Lessor’s commencement of interior construction. Notwithstanding the Government’s review of the Construction Drawings, the Lessor shall remain completely responsible for the tenant improvements contemplated under this solicitation. The Lessor is solely responsible and liable for the technical accuracy of the Construction Drawings in meeting all requirements and provisions of this lease. All improvements must adhere to the quality specifications identified throughout this solicitation. The Lessor shall submit to the Contracting Officer an updated construction schedule within thirty (30) business days following lease award and again, within ten (10) business days following the completion of the Construction Drawings. The Construction Schedule shall give the dates on which the various phases of construction are anticipated to be completed, including completion dates for: (1) completed construction documents; (2) start of construction; (3) completion of principal categories of work, including, but not limited to, the Government’s installation of telecommunications, systems furniture, etc; and (4) final construction completion. 1.3 Construction of Improvements: The Lessor shall construct all improvements in accordance with the Government reviewed Design Intent Drawings and all terms and conditions of the Solicitation For Offers. 1.4 Contractor Selection: The Lessor shall provide to the Contracting Officer a written summary outlining qualifications of the contractor proposed to complete the space alterations contemplated in the construction documents. In this report, the Lessor shall provide the names of the proposed construction contractor(s), as well as evidence of the firm’s experience, competency, and performance capabilities with construction similar in scope to that which is required herein. All work in performance of this lease must be done by skilled workers or mechanics and be acceptable to the Contracting Officer. The Government hereby accepts and approves Quiring Corporation as the general contractor if selected by Lessor and acknowledges that Lessor has complied with the foregoing requirements regarding Quiring Corporation and its proposed subcontractors. 1.5 Construction Commences: The Lessor shall submit to the Contracting Officer written progress reports at intervals of thirty (30) calendar days. The report shall include information as to percentage of the work completed by phase and trade, a statement as to expected completion and occupancy date, changes introduced into the work, and general remarks on such items as material shortages, strikes, weather, etc. The Government reserves the right to access any space within the building during the construction of the improvements for the purposes of performing inspections or installing Government furnished equipment. The Government shall coordinate with the Lessor the activity of the Government and its representatives and contractors in order to minimize conflicts with and disruption to other contractors on site. Access shall not be denied to authorized Government officials including, but not limited to, Government contractors, subcontractors, or consultants acting on behalf of the Government with respect to this projects. Periodic reviews, tests, and inspections shall be completed by the Government to review compliance with the solicitation requirements and the final construction documents. These inspections are not to be interpreted as resulting in any approval of the Lessor’s apparent progress toward meeting the Government’s objectives, but are intended to discover any information which the Contracting Officer may be able to call to the Lessor’s attention prevent costly misdirection of effort. 1.6 Construction Completed: The Lessor shall inform the Contracting Officer of intent to complete construction of the Improvements approximately thirty (30) calender days prior to said completion. The Lessor shall coordinate with the Contracting Officer, or the duly appointed Contracting Officer’s Representative for inspection of the space. Within two (2) weeks prior to the date of substantial completion, the Lessor shall provide to the Government a final improvements cost (CSI formatted by trade). 1.7 Space Acceptance: “Substantially Complete” space will be accepted by the Government subject to the completion of minor punch list items. Space SFO GS-09B-01110 11/13/01 INITIALS: /s/ [ILLEGIBLE] & [ILLEGIBLE] LESSOR GOVT 2

that is not substantially complete will not be accepted by the Government. Should the Government not accept the space, the Lessor shall immediately undertake remedial action, and when ready, shall issue notice to the Contracting Officer for the Government to re-inspect the space. 1.8 As-Built Drawings: Within thirty (30) calendar days after completion of improvements, 1/8-inch “as-built” mylar reproducible full floor plans showing the space under lease as well as corridors, stairways, and core areas must be provided to the Contracting Officer. In addition, CADD drawings of the “As-Built” drawings of all space under lease, in a version acceptable to the Contracting Officer at time of completion, must be submitted to the Contracting Officer. SFO GS-09B-01110 11/13/01 INITIALS: /s/ [ILLEGIBLE] & [ILLEGIBLE] LESSOR GOVT 3

2.0 MISCELLANEOUS 2.1 RENTABLE SPACE (JUN 1994) Rentable space is the area for which a tenant is charged rent. It is determined by the building owner and may vary by city or by building within the same city. The rentable space may include a share of building support/common areas such as elevator lobbies, building corridors, and floor service areas. Floor service areas typically include restrooms, janitor rooms, telephone closets, electrical closets, and mechanical rooms. The rentable space generally does not include vertical building penetrations and their enclosing walls, such as stairs, elevator shafts and vertical ducts. 2.2 BOMA USABLE SQUARE FEET (JAN 1997) (a) For the purposes of this solicitation, the Government recognizes the BOMA (Building Owners and Managers Association) International standard (ANSI/BOMA Z65.1-1996) definition for Office Area, which means “the area where a tenant normally houses personnel and/or furniture, for which a measurement is to be computed.” (b) BOMA Usable Square Feet shall be computed by measuring the area enclosed by the finished surface of the room side of corridors (corridors in place as well as those required by local codes and ordinances to provide an acceptable level of safety and/or to provide access to essential building elements) and other permanent walls, the dominant portion (see Z65.1) of building exterior walls, and the center of tenant-separating partitions. Where alcoves, recessed entrances, or similar deviation from the corridor are present, BOMA Usable Square Feet shall be computed as if the deviation were not present. (c) The parties acknowledge that the rentable and usable space leased by the Government is as set forth in the Lease, and that the space has been measured pursuant to the standars set forth in this section and are not subject to adjustment or remeasurement by theparties. 2.3 APPURTENANT AREAS The right to use appurtenant areas and facilities is included. The Government reserves the right to post Government rules and regulations where the Government leases space. SFO GS-09B-01110 11/13/01 INITIALS: /s/ [ILLEGIBLE] & [ILLEGIBLE] LESSOR GOVT 4

3.0 GENERAL ARCHITECTURAL 3.1 BUILDING SYSTEMS (JAN 1997) Whenever requested, the Lessor shall furnish at no cost to GSA a report by a registered professional engineer(s) showing that the building and its structural items which are the responsibility of the Lessor under this lease will satisfy the requirements of this lease. 3.2 FLOORS AND FLOOR LOAD (JAN 1997) All adjoining floor areas must be of a common level, non-slip, and acceptable to the Contracting Officer. Underfloor surfaces must be smooth and level. Office areas shall have a minimum live load capacity of 50 pounds per BOMA Usable square foot plus 20 pounds per BOMA Usable square foot for moveable partitions. Storage areas shall have a minimum live load capacity of 100 pounds per BOMA Usable square foot including moveable partitions. A report showing the floor load capacity, at no cost to the Government, by a registered professional engineer may be required. Calculations and structural drawings may also be required. Unless otherwise specified in the attached Exhibit “A” and Exhibit “B”, the Government acknowledges that the premises as of the award date of this Lease is acceptable as is to the Government. 4.0 RESERVED 5.0 SERVICES, UTILITIES, MAINTENANCE 5.1. MAINTENANCE OF STRUCTURE (a) Lessor shall be responsible for maintaining, repairing and replacing the “Structural Portions” (defined below) of the Demised Premises necessary to provide watertight integrity, structural soundness and acceptable appearance. “Structural Portions” is defined as the portions of the Demised Premises which include the following: roof and all supporting members, including water tightness surrounding existing penetrations, foundation and foundation footings including floor slab; beams; load bearing-partitions and structures including columns; and exterior walls exclusive of windows and doors. (b) The Government shall maintain and repair those portions of the Demised Premises not included in Paragraph (a) above. The Lessor shall not be responsible for providing repairs, maintenance, utilities, water, trash disposal, janitorial and landscape maintenance, security and other services necessary for the Government’s occupancy unless expressly set forth in Section 5.1 (a) above. 5.2. ACCESS TO SPACE (a) The Government shall have access to the leased space at all times without additional payment, including the use of necessary services and utilities such as elevators, toilets, lights, and electric power. 6.0 SAFETY AND ENVIRONMENTAL MANAGEMENT 6.1 GENERAL SAFETY AND ENVIRONMENTAL REQUIREMENTS (SEP 1991) The Government reserves the right to perform tests of safety systems. SFO GS-09B-01110 11/13/01 INITIALS: /s/ [ILLEGIBLE] & /s/ [ILLEGIBLE] LESSOR GOVT 5

 GENERAL CLAUSES The General Clauses which follow are approved for use only with GSA Lease Number GS-09B-01110 and are not authorized for use with other federal government procurements. 1. FAR 52.233-1 DISPUTES (DEC 1998) Alternate I (1991) (a) This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). (b) Except as provided in the Act, all disputes arising under or relating to this contract shall be resolved under this clause. (c) “Claim,” as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. A claim arising under a contract, unlike a claim relating to that contract, is a claim that can be resolved under a contract clause that provides for the relief sought by the claimant. However, a written demand or written assertion by the Contractor seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph (d)(2) of this clause. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act, by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount or is not acted upon in a reasonable time. (d)(1) A claim by the Contractor shall be made in writing and, unless otherwise stated in this contract, submitted within 6 years after accrual of the claim to the Contracting Officer for a written decision. A claim by the Government against the Contractor shall be subject to a written decision by the Contracting Officer. (2) (i) The Contractor shall provide the certification specified in paragraph (d)(2)(iii) of this clause when submitting any claim exceeding $100,000. (ii) The certification requirement does not apply to issues in controversy that have not been submitted as all or part of a claim. (iii) The certification shall state as follows: “I certify that the claim is made in good faith; that the supporting data are accurate and complete to the best of my knowledge and belief; that the amount requested accurately reflects the contract adjustment for which the Contractor believes the Government is liable; and that I am duly authorized to certify the claim on behalf of the Contractor.” (3) The certification may be executed by any person duly authorized to bind the Contractor with respect to the claim. (e) For Contractor claims of $100,000 or less, the Contracting Officer must, if requested in writing by the Contractor, render a decision within 60 days of the request. For Contractor-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the Contractor of the date by which the decision will be made. (f) The Contracting Officer’s decision shall be final unless the Contractor appeals or files a suit as provided in the Act. (g) If the claim by the Contractor is submitted to the Contracting Officer or a claim by the Government is presented to the Contractor, the parties, by mutual consent, may agree to use alternative dispute resolution (ADR). If the Contractor refuses an offer for ADR, the Contractor shall inform the Contracting Officer, in writing, of the Contractor’s specific reasons for rejecting the offer. (h) The Government shall pay interest on the amount found due and unpaid from (1) the date that the Contracting Officer receives the claim (certified, if required); or (2) the date that payment otherwise would be due, if that date is later, until the date of payment. With regard to claims having defective certifications, as defined in FAR 33.201, interest shall be paid from the date that the Contracting Officer initially receives the claim. Simple interest on claims shall be paid at the rate, fixed by the Secretary of the Treasury as provided in the Act, which is applicable to the period during which the Contracting Officer receives the claim and then at the rate applicable for each 6-month period as fixed by the Treasury Secretary during the pendency of the claim. (i) The Contractor shall proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under or relating to the contract, and comply with any decision of the Contracting Officer.

 2. GSAR 552.232-70 INVOICE REQUIREMENTS (VARIATION) (SEP 1999) (This clause applies to payments other than rent.) (a) Invoices shall be submitted in an original only, unless otherwise specified, to the designated billing office specified in this contract or order. (b) Invoices must include the Accounting Control Transaction (ACT) number provided below or on the order. ACT Number (to be supplied on individual orders) (c) If information or documentation in addition to that required by the Prompt Payment clause of this contract is required in connection with an invoice for a particular order, the order will indicate what information or documentation must be submitted. 3. GSAR 552.232-75 PROMPT PAYMENT (SEP 1999) SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 2

The Government will make payments under the terms and conditions specified in this clause. Payment shall be considered as being made on the day a check is dated or an electronic funds transfer is made. All days referred to in this clause are calendar days, unless otherwise specified. (a) Payment due date. (1) Rental payments. Rent shall be paid monthly in arrears and will be due on the first workday of each month, and only as provided for by the lease. (i) When the date for commencement of rent falls on the 15th day of the month or earlier, the initial monthly rental payment under this contract shall become due on the first workday of the month following the month in which the commencement of the rent is effective. (ii) When the date for commencement of rent falls after the 15th day of the month, the initial monthly rental payment under this contract shall become due on the first workday of the second month following the month in which the commencement of the rent is effective. (2) Other payments. The due date for making payments other than rent shall be the later of the following two events: (i) The 30th day after the designated billing office has received a proper invoice from the Contractor. (ii) The 30th day after Government acceptance of the work or service. However, if the designated billing office falls to annotate the invoice with the actual date of receipt, the invoice payment due date shall be deemed to be the 30th day after the Contractor’s invoice is dated, provided a proper invoice is received and there is no disagreement over quantity, quality, or Contractor compliance with contract requirements. (b) Invoice and inspection requirements for payments other than rent. (1) The Contractor shall prepare and submit an invoice to the designated billing office after completion of the work. A proper invoice shall include the following items: (i) Name and address of the Contractor. (ii) Invoice date. (iii) Lease number. (iv) Government’s order number or other authorization. (v) Description, price, and quantity of work or services delivered. (vi) Name and address of Contractor official to whom payment is to be sent (must be the same as that in the remittance address in the lease or the order.) (vii) Name (where practicable), title, phone number, and mailing address of person to be notified in the event of a defective invoice. (2) The Government will inspect and determine the acceptability of the work performed or services delivered within 7 days after the receipt of a proper invoice or notification of completion of the work or services unless a different period is specified at the time the order is placed. If actual acceptance occurs later, for the purpose of determining the payment due date and calculation of interest, acceptance will be deemed to occur on the last day of the 7-day inspection period. If the work or service is rejected for failure to conform to the technical requirements of the contract, the 7 days will be counted beginning with receipt of a new invoice or notification. In either case, the Contractor is not entitled to any payment or interest unless actual acceptance by the Government occurs. (c) Interest Penalty. (1) An interest penalty shall be paid automatically by the Government, without request from the Contractor, If payment is not made by the due date. (2) The interest penalty shall be at the rate established by the Secretary of the Treasury under Section 12 of the Contract Disputes Act of 1978 (41 U.S.C. 611) that is in effect on the day after the due date. This rate is referred to as the “Renegotiation Board Interest Rate,” and it is published in the Federal Register semiannually on or about January 1 and July 1. The interest penalty shall accrue daily on the payment amount approved by the Government and be compounded in 30-day increments inclusive from the first day after the due date through the payment date. (3) Interest penalties will not continue to accrue after the filing of a claim for such penalties under the clause at 52.233-1, Disputes, or for more than 1 year. Interest penalties of less than $1.00 need not be paid. (4) Interest penalties are not required on payment delays due to disagreement between the Government and Contractor over the payment amount or other issues involving contract compliance or on amounts temporarily withheld or retained in accordance with the terms of the contract. Claims involving disputes, and any interest that may be payable, will be resolved in accordance with the clause at 52.233-1, Disputes. 4. GSAR 552.232-76 ELECTRONIC FUNDS TRANSFER PAYMENT (SEP 1999) (Variation) (a) The Government will make payments under this lease by electronic funds transfer (EFT). After award, but no later than 30 days before the first payment, the Lessor shall designate a financial Institution for receipt of EFT payments, and shall submit this designation to the Contracting Officer or other Government official, as directed. (b) The Lessor shall provide the following information: (1) The lease number to which this notice applies. (2) The American Bankers Association 9-digit identifying number for wire transfers of the financing Institution receiving payment if the institution has access to the Federal Reserve Communications System: (3) Number of account to which funds are to be deposited. (4) Type of depositor account (“C” for checking, “S” for savings). (5) If the Lessor is a new enrollee to the EFT system, a completed “Payment Information Form,” SF 3881. SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 3

(c) In the event the Lessor, during the performance of this contract, elects to designate a different financial institution for the receipt of any payment made using EFT procedures, notification of such change and the required information specified in (b), above must be received by the appropriate Government official no later than 30 days prior to the date such change is to become effective. (d) The documents furnishing the information required in this clause must be dated and contain the signature, title, and telephone number of the Lessor or an authorized representative designated by the Lessor, as well as the Lessor’s name and lease number. (e) Lessor failure to properly designate a financial institution or to provide appropriate payee bank account information may delay payments of amounts otherwise properly due. 5. GSAR 552.270-4 DEFINITIONS (SEP 1999) The following terms and phrases (except as otherwise expressly provided or unless the context otherwise requires) for all purposes of this lease shall have the respective meanings hereinafter specified: (a) “Commencement Date” means the first day of the term. (b) “Contract” and “Contractor” means “Lease” and “Lessor,” respectively. (c) “Contracting Officer” means a person with the authority to enter into, administer, and/or terminate contracts and make related determinations and findings. The term includes certain authorized representatives of the Contracting Officer acting within the limits of their authority as delegated by the Contracting Officer. (d) “Delivery Date” means the date specified in or determined pursuant to the provisions of this lease for delivery of the premises to the Government, improved in accordance with the provisions of this lease and substantially complete, as such date may be modified in accordance with the provisions of this lease. (e) “Delivery Time” means the number of days provided by this lease for delivery of the premises to the Government, as such number may be modified in accordance with the provisions of this lease. (f) “Excusable Delays” mean delays arising without the fault or negligence of Lessor and Lessor’s subcontractors and suppliers at any tier, and shall include, without limitation, (1) acts of God or of the public enemy, (2) acts of the United States of America in either its sovereign or contractual capacity. (3) acts of another contractor in the performance of a contract with the Government, (4) fires, (5) floods, (6) epidemics, (7) quarantine restrictions, (8) strikes, (9) freight embargoes, (10) unusually severe weather, or (11) delays of subcontractors or suppliers at any tier arising from unforeseeable causes beyond the control and without the fault or negligence of both the Lessor and any such subcontractor or supplier. (g) “Lessor” means the sub-lessor if this lease is a sublease. (h) “Lessor shall provide” means, unless other specified, the Lessor shall furnish and install at Lessor’s expense. (i) “Notice” means written notice sent by certified or registered mail, Express Mail or comparable service, or delivered by hand. Notice shall be effective on the date delivery is accepted or refused. (j) “Premises” means the space, improvements and real property described on the Standard Form 2, U.S. Government Lease for Real Property, of this lease. (k) “Substantially complete” and “substantial completion” means that the work, the common and other areas of the building, and all other things necessary for the Government’s access to the premises and occupancy, possession, use and enjoyment thereof, as provided in this lease, have been completed or obtained, excepting only such minor matters as do not interfere with or materially diminish such access, occupancy, possession, use or enjoyment. (l) “Work” means all alterations, improvements, modifications, and other things required for the preparation or continued occupancy of the premises by the Government as specified in this lease. 6. 552.270-5 SUBLETTING AND ASSIGNMENT (SEP 1999) The Government may sublet any part of the premises but shall not be relieved from any obligations under this lease by reason of any such subletting. The Government may at any time assign this lease, and be relieved from all obligations to Lessor under this lease excepting only unpaid rent and other liabilities, If any, that have accrued to the date of said assignment. Any subletting or assignment shall be subject to prior written consent of Lessor, which shall not be unreasonably withheld. 7. 552.270-6 MAINTENANCE OF BUILDING AND PREMISES – RIGHT OF ENTRY (SEP 1999) The parties’ maintenance and repair obligations are set forth Section 5.1 of the Solicitation for Offers Number GS-09B-01110 which is part of this lease. To perform Lessor’s maintenance obligations thereunder, the Lessor may at reasonable times enter the premises with the approval of the authorized Government representative in charge. 8. FIRE AND CASUALTY DAMAGE SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENTS INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 4

 (a) In the event the premises, buildings or other facilities required to use the premises for the Government’s business (collectively, “Facilities”) are damaged or destroyed by fire or other casualty (which for purposes hereof shall include bombings or other terrorist acts by third parties), in whole or in part, the Lessor shall give the Government, within thirty (30) days after the Lessor becomes aware of the casualty, notice of the Lessor’s reasonable estimate of the time required to restore the Facilities to the condition that existed immediately prior to the casualty (the “Restoration Period”. If Lessor does not deliver the notice within the required time, Government may terminate the lease by giving written notice at any time after expiration of the time for delivery until receipt of the notice. (b) If restoration of the Structural Portions of the Premises cannot reasonably be substantially completed within one hundred eighty (180) days after the date of the casualty and Government’s movable furniture, movable equipment, trade fixtures, and other similar unaffixed personal property, and any alterations installed in the Premises by the Government cannot be reasonably be replaced or substantially completed within one hundred eighty (180) days after the date of the casualty, the Government or Lessor may terminate this lease by giving written notice. The Lessor must give such notice with its notice of estimated time required for restoration of the Facilities. The Government must give its termination notice within fifteen (15) days after receipt of the Lessor’s estimate of time required for restoration however, the Government may only terminate this lease if the damage substantially interferes with Government’s use of or access to the premises and would entitle Government to an abatement of rent pursuant to Section 8(d) below. If the Government or Lessor gives notice of election to terminate pursuant to subparagraph (a) or (b) of this paragraph, this Lease shall terminate effective as of the date of the casualty and neither party hereto shall thereafter have an obligation to the other under this Lease, excepting only obligations theretofore accrued and then remaining outstanding or unpaid. (c) Unless terminated pursuant to subparagraph (a) or (b) of this paragraph, this Lease shall not terminate, Lessor shall proceed with reasonable diligence to and shall restore the Facilities within the Restoration Period to substantially the condition that existed immediately prior to the casualty. Should Lessor fall to substantially complete the restoration within the Restoration Period (as it may be extended pursuant to Paragraph 11(c) of the General Clauses), or fall to demonstrate reasonably diligent progress towards substantially completing the restoration within such time, the Government may, by written notice to Lessor, terminate this Lease pursuant to Paragraph 11 of the General Clauses. Absent Lessor’s negligence, the Lessor shall not be obligated to repair or replace any of the Government’s movable furniture, movable equipment, trade fixtures, and other similar unaffixed personal property, nor any alterations installed in the Premises by the Government (but not those installed by the Lessor); the Government shall have the right, but not the obligation, to repair and replace such items. In connection with its acceptance of the restored Facilities, the Government may require (1) a certification from a reputable licensed structural engineer as to the structural integrity of the space and its conformance with the requirements of this Lease, as amended, and (2) evidence of any governmental approvals relevant to the safety and suitability of the Facilities for occupancy. (d) If there is a substantial interference with the Government’s use of the premises, or any part thereof, as a result of the casualty or restoration, such that the Government cannot reasonably conduct its business in the premises or such part, then the rent shall abate, either in its entirety or, if only a part of the premises is so affected, to that proportion which the square footage of the affected part bears to the square footage of the premises. Any such abatement shall commence upon and include the day on which the damage occurred and shall continue to and include the date upon which the Government can operate its mission or Lessor’s substantial completion of tis restoration work, whichever is earlier. Solely for purposes of determining the proportion of rent that shall be abated during such period of untenantability, any part of the premises that have not been rendered untenantable by such partial destruction or damage but the use of which by the Government is substantially related to and dependent upon the availability of such part of the premises that have been rendered untenantable by such partial destruction or damage shall be deemed to have been rendered untenantable for such period of untenantability. (d) The Government shall in all cases be provided reasonable access to the Facilities to retrieve its belongings and relocate its employees and agents and a reasonable period of time in which to effectuate such relocation and retrieval. The Government and the Lessor shall coordinate regarding any space plans and other plans for restoration of the Facilities to conform to this Lease, as amended, and all applicable laws; provided, however, that the Government shall have final approval rights to all such plans. The Government shall have the right, but not the obligation, to conduct inspections in order to determine the extent of damage or destruction and observe the repairs and reconstruction. (e) Nothing in this Lease shall be construed as relieving Lessor from liability for damage to or destruction of property of the United States of America caused by the willful or negligent act or omission of Lessor. 9. 552.270-8 COMPLIANCE WITH APPLICABLE LAW (SEP 1999) Lessor shall comply with all Federal, state and local laws applicable to the Lessor as owner or lessor, or both, of the “Structural Portions” of the premises as set forth in Section 5.1(a) of the SFO, including, without limitation, laws applicable to the construction, ownership, alteration or operation of both or either thereof, and will obtain all necessary permits, licenses and similar items at Lessor’s expense. The Government will comply with all Federal, state and local laws applicable to and enforceable against it as a tenant under this lease; provided that nothing in this lease shall be construed as a waiver of any sovereign immunity of the Government; provided, however, that the Government will not be liable to the Lessor for any failure to comply with Federal, state and local laws. This lease shall be governed by Federal law. 11. 552.270-10 FAILURE IN PERFORMANCE (SEP 1999)

The covenant to pay rent and the covenant to provide any service, utility, maintenance, or repair required under this lease are interdependent. In the event of any failure by the Lessor to provide any maintenance, repair or replacement required to be performed by Lessor under this lease, where such failure continues for more than thirty (30) days after Government’s notification of Lessor of such failure (or such shorter period as is reasonable under the circumstances in cases of emergency, or with respect to non-emergency situations, such longer period as is reasonable under the circumstances as long as Lessor commences such work within such 30-day period and proceeds with diligence to complete same), then the Government may, by contract or otherwise, perform the requirement and deduct from any payment or payments under this lease, then or thereafter due, the resulting cost to the Government, including all administrative costs. If the Government elects to perform any such requirement, the Government and each of its contractors shall be entitled to access to any and all SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENTS INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 5

areas of the building, access to which is necessary to perform any such requirement, and the Lessor shall afford and facilitate such access. Alternatively, the Government may deduct from any payment under this lease, then or thereafter due, an amount which reflects the reduced value of the contract requirement not performed. No deduction from rent pursuant to this clause shall constitute a default by the Government under this lease. These remedies are not exclusive and are in addition to any other remedies which may be available under this lease or at law. 12. 552.270-11 SUCCESSORS BOUND (SEP 1999) This lease shall bind, and inure to the benefit of, the parties and their respective heirs, executors, administrators, successors and assigns. 13. 552.270-12 ALTERATIONS (SEP 1999) Subject to obtaining Lessor’s prior written approval therefor, which shall not be unreasonably withheld, the Government shall have the right during the existence of this lease to make alterations, attach fixtures, and erect structures or signs in or upon the premises hereby leased, which fixtures, additions or structures so placed in, on, upon, or attached to the said premises shall be and remain the property of the Government and may be removed or otherwise disposed of by the Government. The leased premises include the land on which the building is sited and the building itself. Otherwise, the Government shall have the right to tie into or make any physical connection with any structured located on the property as is reasonably necessary for appropriate utilization of the leased space. The Lessor walves any restoration in connection with these items, unless otherwise specified by lessor at time of lessons approval of alterations. If, after the lease term and any extended, renewal or succeeding lease term, the Government elects to abandon any items in place, title shall pass to Lessor. 14. 552.270-13 PROPOSALS FOR ADJUSTMENT (SEP 1999) (a) The Contracting Officer may, from time to time during the term of this lease, require changes to be made in the initial improvements to be constructed pursuant to the terms or conditions of this lease. Such changes will be required under the Changes clause. (b) If the Contracting Officer makes a change with respect to such improvements, the Lessor shall submit, in a timely manner, an itemized cost proposal for the work to be accomplished when the cost exceeds $100,000. The proposal, including all subcontractor work, will contain at least the following detail – (1) Material quantities and unit costs; (2) Labor costs (identified with specific item or material to be placed or operation to be performed); (3) Equipment costs; (4) Worker’s compensation and public liability insurance; (5) Overhead; (6) Profit; and (7) Employment taxes under FICA and FUTA. (c) The following Federal Acquisition Regulation (FAR) provisions also apply to all proposals exceeding $500,000 in cost — (1) The Lessor shall provide cost or pricing data including subcontractor cost or pricing data (48 CFR 15.403-4); and (2) The Lessor’s representative, all Contractors, and subcontractors whose portion of the work exceeds $500,000 must sign and return the “Certificate of Current Cost or Pricing Data” (48 CFR 15.406-2). (d) Lessors shall also refer to 48 CFR Part 31, Contract Cost Principles, for information on which costs are allowable, reasonable, and allocable in Government work. 15. 552.270-14 CHANGES (SEP 1999) (a) The Contracting Officer may at any time, by written order, make changes within the general scope of this lease in any one or more of the following: (1) Specifications (including drawings and designs). (2) Improvement work. (3) Facilities or space layout. SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 6

(4) Amount of space, provided the Lessor consents to the change. (b) If any such change causes an increase or decrease in Lessor’s cost of or the time required for performance under this lease, whether or not changed by the order, the Contracting Officer shall modify this lease to provide for one or more of the following; (1) A modification of the delivery date. (2) An equitable adjustment in the rental rate. (3) A lump sum equitable adjustment. (4) An equitable adjustment of the annual operating costs per usable square foot specified in this lease. (c) The Lessor must assert its right to an adjustment under this clause within 30 days from the date of receipt of the change order and must submit a proposal for adjustment. Failure to agree to any adjustment shall be a dispute under the Disputes clause. However, nothing in this clause excuses the lessor from proceeding with the change as directed. (d) Absent such written change order, the Government is not liable to Lessor under this clause. 19. 552.270-18 DEFAULT IN DELIVERY - TIME EXTENSIONS (SEP 1999) (a) With respect to Lessor’s obligation to deliver to substantially complete by the delivery date the scope of improvements to be initially installed by Lessor as set forth in Exhibits A and B attached to the lease, time is of the essence. If the Lessor fails to work diligently to ensure its substantial completion by the delivery date or fails to substantially complete the work by such date, the Government may by notice perform the work on Lessor’s behalf pursuant to Paragraph 11. The Lessor and the Lessor’s sureties, if any, are jointly and severally liable for any damages to the Government resulting from such delay and other additional relief provided for in this lease, at law, or in equity. (b) Damages to which the Government is entitled to under this clause are due and payable thirty (30) days following the date Lessor receives notice from the Contracting Officer specifying such damages. (c) The Government shall not avail itself of its rights under Section 11 nor charge the Lessor with damages under this clause, if (1) the delay in substantially completing the work arises from excusable delays, and (2) the Lessor within 10 days from the beginning of any such delay (unless extended in writing by the Contracting Officer) provides notice to the Contracting Officer of the causes of delay. The Contracting Officer shall ascertain the facts and the extent of delay. If the facts warrant, the Contracting Officer shall extend the delivery date, to the extent of such delay at no additional costs to the Government. A time extension is the sole remedy of the Lessor. 21. 552.270-20 PAYMENT (SEP 1999) The parties hereby stipulate that the premises contain the rentable and usable square feet set forth in Section 1 of Form 2 of the lease, and such square footage amounts are not subject to adjustment or remeasurement. Accordingly, there shall be no adjustment in the rent or other amounts set forth in this lease which are determined based upon rentable or usable square feet. 22. 552.270-21 EFFECT OF ACCEPTANCE AND OCCUPANCY (SEP 1999) Neither the Government’s acceptance of the premises for occupancy, nor the Government’s occupancy thereof, shall be construed as a waiver of any requirement of or right of the Government under this Lease, or as otherwise prejudicing the Government with respect to any such requirement or right. 23. 552.270-22 DEFAULT BY LESSOR DURING THE TERM (SEP 1999) (a) Each of the following shall constitute a default by Lessor under this lease: (1) Failure to maintain, repair, operate or service the premises as and when specified in this lease, or failure to perform any other requirement of this lease as and when required provided any such failure shall remain uncured for a period of thirty (30) days next following Lessor’s receipt of notice thereof from the Contracting Officer or an authorized representative (or such additional time as is reasonably required to cure any such default so long as Lessor commences to cure such default within such 30-day period and thereafter diligently prosecutes such cure to completion). Government will endeavor to provide notice of such default to “Lessor’s First Mortgagee”, as specified below; however, in no event shall Government’s failure to provide notice to Lessor’s Mortgage shall SFO NO. 01110 LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 7

prevent Government’s exercise of its rights herein. Lessor shall provide to Government the name and address of Lessor’s First Mortgagee every twelve calendar months throughout the term of this Lease. (2) Repeated and unexcused failure by Lessor to comply with one or more requirements of this lease shall constitute a default notwithstanding that one or all such failures shall have been timely cured pursuant to this clause. (b) If a default occurs, the Government may, by notice to Lessor, terminate this lease for default and if so terminated, the Government shall be entitled to the damages specified in the Default in Delivery-Time Extensions clause. 24. 552.270-23 SUBORDINATION, NONDISTURBANCE AND ATTORNMENT (SEP 1999) (a) Lessor warrants that it holds such title to or other interest in the premises and other property as is necessary to the Government’s access to the premises and full use and enjoyment thereof in accordance with the provisions of this lease. Government agrees, in consideration of the warranties and conditions set forth in this clause, that this lease is subject and subordinate to any and all recorded mortgages, deeds of trust and other liens now or hereafter existing or imposed upon the premises, and to any renewal, modification or extension thereof. It is the intention of the parties that this provision shall be self-operative and that no further instrument shall be required to effect the present or subsequent subordination of this lease. Government agrees, however, within twenty (20) business days next following the Contracting Officer’s receipt of a written demand, to execute such instruments as Lessor may reasonably request to evidence further the subordination of this lease to any existing or future mortgage, deed of trust or other security interest pertaining to the premises, and to any water, sewer or access easement necessary or desirable to serve the premises or adjoining property owned in whole or in part by Lessor if such easement does not interfere with the full enjoyment of any right granted the Government under this lease. (b) No such subordination, to either existing or future mortgages, deeds of trust or other lien or security instrument shall operate to affect adversely any right of the Government under this lease so long as the Government is not in default under this lease. Lessor will include in, any future mortgage, deed of trust or other security instrument to which this lease becomes subordinate, or in a separate nondisturbance agreement, a provision to the foregoing effect. Lessor warrants that the holders of all notes or other obligations secured by existing mortgages, deeds of trust or other security instruments have consented to the provisions of this clause, and agrees to provide true copies of all such consents to the Contracting Officer promptly upon demand. (c) In the event of any safe of the premises or any portion thereof by foreclosure of the lien of any such mortgage, deed of trust or other security instrument, or the giving of a deed in lieu of foreclosure, the Government will be deemed to have attorned to any purchaser, purchasers, transferee or transferees of the premises or any portion thereof and its or their successors and assigns, and any such purchasers and transferees will be deemed to have assumed all obligations of the Lessor under this lease, so as to establish direct privity of estate and contract between Government and such purchasers or transferees, with the same force, effect and relative priority in time and right as if the lease had initially been entered into between such purchasers or transferees and the Government; provided, further, that the Contracting Officer and such purchasers or transferees shall, with reasonable promptness following any such sale or deed delivery in lieu of foreclosure, execute all such revisions to this lease, or other writings, as shall be necessary to document the foregoing relationship. (d) None of the foregoing provisions may be deemed or construed to imply a waiver of the Government’s rights as a sovereign. 25. 552.270-24 STATEMENT OF LEASE (SEP 1999) (a) The Contracting Officer will, within thirty (30) days next following the Contracting Officer’s receipt of a joint written request from Lessor and a prospective lender or purchaser of the building, execute and deliver to Lessor a letter stating that the same is issued subject to the conditions stated in this clause and, if such is the case, that (1) the lease is in full force and effect; (2) the date to which the rent and other charges have been paid in advance, if any; and (3) whether any notice of default has been issued. (b) Letters issued pursuant to this clause are subject to the following conditions: (1) That they are based solely upon a reasonably diligent review of the Contracting Officer’s lease file as of the date of issuance; (2) That the Government shall not be held liable because of any defect in or condition of the premises or building; (3) That the Contracting Officer does not warrant or represent that the premises or building comply with applicable Federal, State and local law; and (4) That the Lessor, and each prospective lender and purchaser are deemed to have constructive notice of such facts as would be ascertainable by reasonable prepurchase and precommitment inspection of the Premises and Building and by inquiry to appropriate Federal, State and local Government officials. 26. 552.270-25 SUBSTITUTION OF TENANT AGENCY (SEP 1999) Upon written consent from the Lessor, which shall not unreasonably be withheld, the Government may, at any time and from time to time, substitute any Government agency or agencies for the Government agency or agencies, if any, named in the lease. 27. 552.270-26 NO WAIVER (SEP 1999) No failure by either party to insist upon the strict performance of any provision of this lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent or other performance by either party during the continuance of any such breach shall constitute a waiver of any such breach of such provision. SFO NO. 01110 GSA FORM 3517  LESSOR’S INITIALS /s/ [ILLEGIBLE] DATE 11-26-01  GOVERNMENT’S INITIALS /s/ [ILLEGIBLE] DATE 11-28-01 8

28. 552.270-27 INTEGRATED AGREEMENT (SEP 1999) This Lease, upon execution, contains the entire agreement of the parties and no prior written or oral agreement, express or implied, shall be admissible to contradict the provisions of the Lease. 29. 552.270-28 MUTUALITY OF OBLIGATION (SEP 1999) The obligations and covenants of the Lessor, and the Government’s obligation to pay rent and other Government obligations and covenants, arising under or related to this Lease, are interdependent. The Government may, upon issuance of and delivery to Lessor of a final decision asserting a claim against Lessor, set off such claim, in whole or in part, as against any payment or payments then or thereafter due the Lessor under this lease. No setoff pursuant to this clause shall constitute a breach by the Government of this lease. 30. 552.270-29 ACCEPTANCE OF SPACE (SEP 1999) When the lessor has completed all alterations, Improvements, and repairs necessary to meet the requirements of the lease, the lessor shall notify the Contracting Officer. The Contracting Officer or designated representative shall promptly inspect the space. 31. 52.232-23 ASSIGNMENT OF CLAIMS (JAN 1986) (a) The Contractor, under the Assignment of Claims Act, as amended, 31 U.S.C. 3727, 41 U.S.C. 15 (hereafter referred to as “the Act”), may assign its rights to be paid amounts due or to become due as a result of the performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency. The assignee under such an assignment may thereafter further assign or reassign its right under the original assignment to any type of financing institution described in the preceding sentence. (b) Any assignment or reassignment authorized under the Act and this clause shall cover all unpaid amounts payable under this contract, and shall not be made to more than one party, except that an assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in the financing of this contract. (c) The Contractor shall not furnish or disclose to any assignee under this contract any classified document (including this contract) or information related to work under this contract until the Contracting Officer authorizes such action in writing. 32. 52.222-21 PROHIBITION OF SEGREGATED FACILITIES (SEP 1999) (a) “Segregated facilities,” as used in this clause, means any waiting rooms, work areas, restrooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex, or national origin because of written or oral policies or employee custom. The term does not include separate or single-user rest rooms or necessary dressing or sleeping areas provided to assure privacy between the sexes. (b) The Contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in this contract. (c) The Contractor shall include this clause in every subcontract and purchase order that is subject to the Equal Opportunity clause of this contract. 33. 52.222-26 EQUAL OPPORTUNITY (FEB 1999) (a) if, during any 12-month period (including the 12 months preceding the award of this contract), the Contractor has been or is awarded nonexempt Federal contracts and/or subcontracts that have an aggregate value in excess of $10,000, the Contractor shall comply with subparagraphs (b)(1) through (11) of this clause. Upon request, the Contractor shall provide information necessary to determine the applicability of this clause. (b) During performance of this contract, the Contractor agrees as follows: (1) The Contractor shall not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. However, it shall not be a violation of this clause for the Contractor to extend a publicly announced preference in employment to Indians living on or near an Indian reservation, in connection with employment opportunities on or near an Indian reservation, as permitted by 41 CFR 60-1.5. (2) The Contractor shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without, regard to their race, color, religion, sex, or national origin. This shall include, but not be limited to— (i) Employment; (ii) Upgrading; (iii) Demotion; SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 9

(iv) Transfer; (v) Recruitment or recruitment advertising; (vi) Layoff or termination; (vii) Rates of pay or other forms of compensation; and (viii) Selection for training, including apprenticeship. (3) The Contractor shall post in conspicuous places available to employees and applicants for employment the notices to be provided by the Contracting Officer that explain this clause. (4) The Contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin. (5) The Contractor shall send, to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, the notice to be provided by the Contracting Officer advising the labor union or workers’ representative of the Contractor’s commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment. (6) The Contractor shall comply with Executive Order 11246, as amended, and the rules, regulations, and orders of the Secretary of Labor. (7) The Contractor shall furnish to the contracting agency all information required by Executive Order 11246, as amended, and by the rules, regulations, and orders of the Secretary of Labor. The Contractor shall also file Standard Form 100 (EEO-1), or any successor form, as prescribed in 41 CFR part 60-1. Unless the Contractor has filed within the 12 months preceding the data of contract award, the Contractor shall, within 30 days after contract award, apply to either the regional Office of Federal Contract Compliance Programs (OFCCP) or the local office of the Equal Employment Opportunity Commission for the necessary forms. (8) The Contractor shall permit access to its premises, during normal business hours, by the contracting agency or the OFCCP for the purpose of conducting on-site compliance evaluations and complaint investigations. The Contractor shall permit the Government to inspect and copy any books, accounts, records (including computerized records), and other material that may be relevant to the matter under investigation and pertinent to compliance with Executive Order 11246, as amended, and rules and regulations that implement the Executive Order. (9) If the OFCCP determines that the Contractor is not in compliance with this clause or any rule, regulation, or order of the Secretary of Labor, this contract may be canceled, terminated, or suspended in whole or in part and the Contractor may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order 11248, as amended. In addition, sanctions may be imposed and remedies invoked against the Contractor as provided in Executive Order 11246, as amended; in the rules, regulations, and orders of the Secretary of Labor; or as otherwise provided by law. (10) The Contractor shall include the terms and conditions of subparagraphs (b)(1) through (11) of this clause in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor. (11) The Contractor shall take such action with respect to any subcontract or purchase order as the Contracting Officer may direct as a means of enforcing these terms and conditions, including sanctions for noncompliance, provided, that if the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, the Contractor may request the United States to enter into the litigation to protect the interests of the United States. (c) Notwithstanding any other clause in this contract, disputes relative to this clause will be governed by the procedures in 41 CFR 60-1.1. 34. 52.222-35 AFFIRMATIVE ACTION FOR DISABLED VETERANS (APR 1998) (a) Definitions. As used in this clause— “All employment openings” includes all positions except executive and top management, those positions that will be filled from within the contractor’s organization, and positions lasting 3 days or less. This term includes full-time employment, temporary employment of more than 3 days’ duration, and part-time employment. “Appropriate office of the State employment service system” means the local office of the Federal-State national system of public employment offices with assigned responsibility to serve the area where the employment opening is to be filled, including the District of Columbia, Guam, the Commonwealth of Puerto Rico, and the Virgin Islands. “Positions that will be filled from within the Contractor’s organization” means employment openings for which no consideration will be given to persons outside the Contractor’s organization (including any affiliates, subsidiaries, and parent companies) and includes any openings that the Contractor proposes to fill from regularly established “recall” lists. The exception does not apply to a particular opening once an employer decides to consider applicants outside of its organization. “Veteran of the Vietnam era” means a person who— (1) Served on active duty for a period of more than 150 days, any part of which occurred between August 5, 1964, and May 7, 1975, and was discharged or released therefrom with other than a dishonorable discharge; or (2) Was discharged or released from active duty for a service-connected disability if any part of such active duty was performed between August 5, 1964, and May 7, 1975. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 10

(b) General. (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against the individual because the individual is a disabled veteran or a veteran of the Vietnam era. The Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified disabled veterans and veterans of the Vietnam era without discrimination based upon their disability or veterans’ status in all employment practices such as– (i) Employment; (ii) Upgrading; (iii) Demotion or transfer; (iv) Recruitment; (v) Advertising; (vi) Layoff or termination; (vii) Rates of pay or other forms of compensation; and (viii) Selection for training, including apprenticeship. (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Vietnam Era Veterans’ Readjustment Assistance Act of 1972 (the Act), as amended. (c) Listing openings. (1) The Contractor agrees to list all employment openings existing at contract award or occurring during contract performance, at an appropriate office of the State employment service system in the locality where the opening occurs. These openings include those occurring at any Contractor facility, including one not connected with performing this contract. An independent corporate affiliate is exempt from this requirement. (2) State and local government agencies holding Federal contracts of $10,000 or more shall also list all employment openings with the appropriate office of the State employment service. (3) The listing of employment openings with the State employment service system is required at least concurrently with using any other recruitment source or effort and involves the obligations of placing a bona fide job order, including accepting referrals of veterans and nonveterans. This listing does not require hiring any particular job applicant or hiring from any particular group of job applicants and is not intended to relieve the Contractor from any requirements of Executive orders or regulations concerning nondiscrimination in employment. (4) Whenever the Contractor becomes contractually bound to the listing terms of this clause, it shall advise the State employment service system, in each State where it has establishments, of the name and location of each hiring location in the State. As long as the Contractor is contractually bound to these terms and has so advised the State system, it need not advise the State system of subsequent contracts. The Contractor may advise the State system when it is no longer bound by this contract clause. (d) Applicability. This clause does not apply to the listing of employment openings that occur and are filled outside the 50 States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, and the Virgin Islands. (e) Postings. (1) The Contractor agrees to post employment notices stating– (i) The Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified disabled veterans and veterans of the Vietnam era; and (ii) The rights of applicants and employees. (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. They shall be in a form prescribed by the Deputy Assistant Secretary for Federal Contract Compliance Programs, Department of Labor (Deputy Assistant Secretary), and provided by or through the Contracting Officer. (3) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of the Act, and is committed to take affirmative action to employ, and advance in employment, qualified disabled veterans and veterans of the Vietnam era. (f) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act. (g) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Deputy Assistant Secretary to enforce the terms, including action for noncompliance. 35. 52.222-36 AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998) (a) General. (1) Regarding any position for which the employee or applicant for employment is qualified, the Contractor shall not discriminate against any employee or applicant because of physical or mental disability. The Contractor agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified individuals with disabilities without discrimination based upon their physical or mental disability in all employment practices such as– (i) Recruitment, advertising, and job application procedures; (ii) Hiring, upgrading, promotion, award of tenure, demotion, transfer, layoff, termination, right of return from layoff, and rehiring; (iii) Rates of pay or any other form of compensation and changes in compensation; SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 11

(iv) Job assignments, job classifications, organizational structures, position descriptions, lines of progression, and seniority lists; (v) Leaves of absence, sick leave, or any other leave; (vi) Fringe benefits available by virtue of employment, whether or not administered by the Contractor; (vii) Selection and financial support for training, including apprenticeships, professional meetings, conferences, and other related activities, and selection for leaves of absence to pursue training; (viii) Activities sponsored by the Contractor, including social or recreational programs; and (ix) Any other term, condition, or privilege of employment. (2) The Contractor agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor (Secretary) issued under the Rehabilitation Act of 1973 (29 U.S.C. 793) (the Act), as amended. (b) Postings. (1) The Contractor agrees to post employment notices stating— (i) The Contractor’s obligation under the law to take affirmative action to employ and advance in employment qualified individuals with disabilities; and (ii) The rights of applicants and employees. (2) These notices shall be posted in conspicuous places that are available to employees and applicants for employment. The Contractor shall ensure that applicants and employees with disabilities are informed of the contents of the notice (e.g., the Contractor may have the notice read to a visually disabled individual, or may lower the posted notice so that it might be read by a person in a wheelchair). The notices shall be in a form prescribed by the Deputy Assistant Secretary for Federal Contract Compliance of the U.S. Department of Labor (Deputy Assistant Secretary) and shall be provided by or through the Contracting Officer. (3) The Contractor shall notify each labor union or representative of workers with which it has a collective bargaining agreement or other contract understanding, that the Contractor is bound by the terms of Section 503 of the Act and is committed to take affirmative action to employ, and advance in employment, qualified individuals with physical or mental disabilities. (c) Noncompliance. If the Contractor does not comply with the requirements of this clause, appropriate actions may be taken under the rules, regulations, and relevant orders of the Secretary issued pursuant to the Act. (d) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order in excess of $10,000 unless exempted by rules, regulations, or orders of the Secretary. The Contractor shall act as specified by the Deputy Assistant Secretary to enforce the terms, including action for noncompliance. 36. 52.222-37 EMPLOYEMENT REPORTS ON DISABLED VETERANS (JAN 1999) (a) Unless the Contractor is a State or local government agency, the Contractor shall report at least annually, as required by the Secretary of Labor, on— (1) The number of disabled veterans and the number of veterans of the Vietnam era in the workforce of the contractor by job category and hiring location; and (2) The total number of new employees hired during the period covered by the report, and of that total, the number of disabled veterans, and the number of veterans of the Vietnam era. (b) The above items shall be reported by completing the form entitled “Federal Contractor Veterans’ Employment Report VETS-100.” (c) Reports shall be submitted no later than September 30 of each year beginning September 30, 1988. (d) The employment activity report required by paragraph (a)(2) of this clause shall reflect total hires during the most recent 12-month period as of the ending date selected for the employment profile report required by paragraph (a)(1) of this clause. Contractors may select an ending date; (1) As of the end of any pay period during the period January through March 1st of the year the report is due, or (2) As of December 31, If the contractor has previous written approval from the Equal Employment Opportunity Commission to do so for purposes of submitting the Employer Information Report EEO-1 (Standard Form 100). , (e) The count of veterans reported according to paragraph (a) of this clause shall be based on voluntary disclosure. Each Contractor subject to the reporting requirements at 38 U.S.C. 4212 shall invite all disabled veterans and veterans of the Vietnam era who wish to benefit under the affirmative action program at 38 U.S.C. 4212 to identify themselves to the Contractor. The invitation shall state that the information is voluntarily provided; that the information will be kept confidential; that disclosure or refusal to provide the information will not subject the applicant or employee to any adverse treatment; and that the information will be used only in accordance with the regulations promulgated under 38 U.S.C. 4212. (f) Subcontracts. The Contractor shall include the terms of this clause in every subcontract or purchase order of $10,000 or more unless exempted by rules, regulations, or orders of the Secretary. 37. 52.209-6 PROTECTING THE GOVERNMENT’S INTERESTS WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995) SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 12

(a) The Government suspends or debars Contractors to protect the Government’s interests. The Contractor shall not enter into any subcontract in excess of $25,000 with a Contractor that is debarred, suspended, or proposed for debarment unless there is a compelling reason to do so. (b) The Contractor shall require each proposed first-tier subcontractor, whose subcontract will exceed $25,000, to disclose to the Contractor, in writing, whether as of the time of award of the subcontract, the subcontractor, or its principals, is or is not debarred, suspended, or proposed for debarment by the Federal Government. (c) A corporate officer or a designee of the Contractor shall notify the Contracting Officer, in writing, before entering into a subcontract with a party that is debarred, suspended, or proposed for debarment (see FAR 9.404 for information on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs). The notice must include the following: (1) The name of the subcontractor. (2) The Contractor’s knowledge of the reasons for the subcontractor being on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs. (3) The compelling reason(s) for doing business with the subcontractor notwithstanding its inclusion on the List of Parties Excluded From Federal Procurement and Nonprocurement Programs. (4) The systems and procedures the Contractor has established to ensure that it is fully protecting the Government’s interests when dealing with such subcontractor in view of the specific basis for the party’s debarment, suspension, or proposed debarment. 38. 52.203-7 ANTI-KICKBACK PROCEDURES (JUL 1995) (a) Definitions. “Kickback,” as used in this clause, means any money, fee, commission, credit, gift, gratuity, thing of value, or compensation of any kind which is provided, directly or indirectly, to any prime Contractor, prime Contractor employee, subcontractor, or subcontractor employee for the purpose of improperly obtaining or rewarding favorable treatment in connection with a prime contract or in connection with a subcontract relating to a prime contract. “Person,” as used in this clause, means a corporation, partnership, business association of any kind, trust, joint-stock company, or individual. “Prime contract,” as used in this clause, means a contract or contractual action entered into by the United States for the purpose of obtaining supplies, materials, equipment, or services of any kind. “Prime Contractor” as used in this clause, means a person who has entered into a prime contract with the United States. “Prime Contractor employee,” as used in this clause, means any officer, partner, employee, or agent of a prime Contractor. “Subcontract,” as used in this clause, means a contract or contractual action entered into by a prime Contractor or subcontractor for the purpose of obtaining supplies, materials, equipment, or services of any kind under a prime contract. “Subcontractor,” as used in this clause, (1) means any person, other than the prime Contractor, who offers to furnish or furnishes any supplies, materials, equipment, or services of any kind under a prime contract or a subcontract entered into in connection with such prime contract, and (2) Includes any person who offers to furnish or furnishes general supplies to the prime Contractor or a higher tier subcontractor. “Subcontractor employee,” as used in this clause, means any officer, partner, employee, or agent of a subcontractor. (b) The Anti-Kickback Act of 1986 (41 U.S.C. 51-58) (the Act), prohibits any person from— (1) Providing or attempting to provide or offering to provide any kickback; (2) Soliciting, accepting, or attempting to accept any kickback; or (3) Including, directly or indirectly, the amount of any kickback in the contract price charged by a prime Contractor to the United States or in the contract price charged by a subcontractor to a prime Contractor or higher tier subcontractor. (c)(1) The Contractor shall have in place and follow reasonable procedures designed to prevent and detect possible violations described in paragraph (b) of this clause in its own operations and direct business relationships. (2) When the Contractor has reasonable grounds to believe that a violation described in paragraph (b) of this clause may have occurred, the Contractor shall promptly report in writing the possible violation. Such reports shall be made to the inspector general of the contracting agency, the head of the contracting agency if the agency does not have an inspector general, or the Department of Justice. (3) The Contractor shall cooperate fully with any Federal agency investigating a possible violation described in paragraph (b) of this clause. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/29/01 GOVERNMENT’S INITIALS [ILLEGIBLE]DATE 11-28-01 13

(4) The Contracting Officer may (i) offset the amount of the kickback against any monies owed by the United States under the prime contract and/or (ii) direct that the Prime Contractor withhold from sums owed a subcontractor under the prime contract the amount of the kickback. The Contracting Officer may order that monies withheld under subdivision (c)(4)(ii) of this clause be paid over to the Government unless the Government has already offset those monies under subdivision (c)(4)(i) of this clause. In either case, the Prime Contractor shall notify the Contracting Officer when the monies are withheld. (5) The Contractor agrees to incorporate the substance of this clause, including subparagraph (c)(5) but excepting subparagraph (c)(1), in all subcontracts under this contract which exceed $100,000. 39. 52.215-2 AUDIT AND RECORDS - NEGOTIATION (JUN 1999) (a) As used in this clause, “records” includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form. (b) Examination of costs. If this is a cost-reimbursement, incentive, time-and-materials, labor-hour, or price redeterminable contract, or any combination of these, the Contractor shall maintain and the Contracting Officer, or an authorized representative of the Contracting Officer, shall have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination shall include inspection at all reasonable times of the Contractor’s plants, or parts of them, engaged in performing the contract. (c) Cost or pricing data. If the Contractor has been required to submit cost or pricing data in connection with any pricing action relating to this contract, the Contracting Officer, or an authorized representative of the Contracting Officer, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, shall have the right to examine and audit all of the Contractor’s records, including computations and projections, related to— (1) The proposal for the Contract, subcontract, or modification; (2) The discussions conducted on the proposal(s), including those related to negotiating; (3) Pricing of the contract, subcontract, or modification; or (4) Performance of the contract, subcontract or modification. (d) Comptroller General—(1) The Comptroller General of the United States, or an authorized representative, shall have access to and the right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract or a subcontract hereunder. (2) This paragraph may not be construed to require the Contractor or subcontractor to create or maintain any record that the Contractor or subcontractor does not maintain in the ordinary course of business or pursuant to a provision of law. (e) Reports. If the Contractor is required to furnish cost, funding, or performance reports, the Contracting Officer or an authorized representative of the Contracting Officer shall have the right to examine and audit the supporting records and materials, for the purpose of evaluating— (1) The effectiveness of the Contractor’s policies and procedures to produce data compatible with the objectives of these reports; and (2) The data reported. (f) Availability. The Contractor shall make available at its office at all reasonable times the records, materials, and other evidence described in paragraphs (a), (b), (c), (d), and (e) of this clause, for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in Subpart 4.7, Contractor Records Retention, of the Federal Acquisition Regulation (FAR), or for any longer period required by statute or by other clauses of this contract. In addition— (1) If this contract is completely or partially terminated, the Contractor shall make available the records relating to the work terminated until 3 years after any resulting final termination settlement; and (2) The Contractor shall make available records relating to appeals under the Disputes clause or to litigation or the settlement of claims arising under or relating to this contract until such appeals, litigation, or claims are finally resolved. (g) The Contractor shall insert a clause containing all the terms of this clause, including this paragraph (g), in all subcontracts under this contract that exceed the simplified acquisition threshold, and— (1) That are cost-reimbursement, incentive, time-and-materials, labor-hour, or price-redeterminable type or any combination of these; (2) For which cost or pricing data are required; or (3) That require the subcontractor to furnish reports as discussed in paragraph (e) of this clause. The clause may be altered only as necessary to identify properly the contracting parties and the Contracting Officer under the Government prime contract. 40. 52.219-8 UTILIZATION OF SMALL BUSINESS CONCERNS (OCT 1999) (a) It is the policy of the United States that small business concerns, HUBZone small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 14

small business concerns, HUBZone small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals, and small business concerns owned and controlled by women. (b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor’s compliance with this clause. (c) Definitions. As used in this contract— (1) “Small business concern” means a small business as defined pursuant to section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto. (2) “HUBZone small business concern” means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration. (3) “Small business concern owned and controlled by socially and economically disadvantaged individuals” and “small disadvantaged business concern” mean a small business concern that represents, as part of its offer that— (i) It has received certification as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; (ii) No material change in disadvantaged ownership and control has occurred since its certification; (iii) Where the concern is owned by one or more individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and (iv) It is identified, on the date of its representation, as a certified small disadvantaged business in the database maintained by the Small Business Administration (PRO-Net). (4) “Small business concern owned and controlled by women” means a small business concern— (i) Which is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and (ii) Whose management and daily business operations are controlled by one or more women. (d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a HUBZone small business concern, a small business concern owned and controlled by socially and economically disadvantaged individuals, or a small business concern owned and controlled by women. 41. 52.223-6 DRUG-FREE WORKPLACE (JAN 1997) (a) Definitions. As used in this clause— “Controlled substance” means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11 - 1308.15. “Conviction” means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes. “Criminal drug statute” means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession, or use of any controlled substance. “Drug-free workplace” means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance. “Employee” means an employee of a Contractor directly engaged in the performance of work under a Government contract. “Directly engaged” is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance. “Individual” means an offeror/contractor that has no more than one employee including the offeror/contractor. (b) The Contractor, if other than an individual, shall— within 30 days after award (unless a longer period is agreed to in writing for contracts of 30 days or more performance duration), or as soon as possible for contracts of less than 30 days performance duration— (1) Publish a statement notifying its employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the Contractor’s workplace and specifying the actions that will be taken against employees for violations of such prohibition; (2) Establish an ongoing drug-free awareness program to inform such employees about— (i) The dangers of drug abuse in the workplace; (ii) The Contractor’s policy of maintaining a drug-free workplace; (iii) Any available drug counseling, rehabilitation, and employee assistance programs; and (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace; SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 15

(3) provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(1) of this clause; (4) Notify such employees in writing in the statement required by subparagraph (b)(1) of this clause that, as a condition of continued employment on this contract, the employee will– (i) Abide by the terms of the statement: and (ii) Notify the employer in writing of the employee’s conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 days after such conviction; (5) Notify the Contracting Officer in writing within 10 days after receiving notice under subdivision (b)(4)(ii) of this clause, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee; (6) Within 30 days after receiving notice under subdivision (b)(4)(ii) of this clause of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace: (i) Taking appropriate personnel action against such employee, up to and including termination; or (ii) Require such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency; and (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) though (b)(6) of this clause. (c) The Contractor, if an individual, agrees by award of the contract or acceptance of a purchase order, not to engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance while performing this contract. (d) In addition to other remedies available to the Government, the Contractor’s failure to comply with the requirements of paragraph (b) or (c) of this clause may, pursuant to FAR 23.506, render the Contractor subject to suspension of contract payments, termination of the contract or default, and suspension or debarment. 42. 552.203-5 COVENANT AGAINST CONTINGENT FEES (FEB 1990) (a) The Contractor warrants that no person or agency has been employed or retained to solicit or obtain this contract upon an agreement or understanding for a contingent fee, except a bona fide employee or agency. For breach or violation of this warranty, the Government shall have the right to annul this contract without liability or, in its discretion, to deduct from the contract price or consideration, or otherwise recover, the full amount of the contingent fee. (b) “Bona fide agency,” as used in this clause, means an established commercial or selling agency, maintained by a contractor for the purpose of securing business, that neither exerts nor proposes to exert improper influence to solicit or obtain Government contracts nor holds itself out as being able to obtain any Government contract or contracts through improper influence. “Bona fide employee,” as used in this clause, means a person, employed by a contractor and subject to the contractor’s supervision and control as to time, place, and manner of performance, who neither exerts nor proposes to exert improper influence to solicit or obtain Government contracts nor holds out as being able to obtain any Government contract or contracts through improper influence. “Contingent fee,” as used in this clause, means any commission, percentage, brokerage, or other fee that is contingent upon the success that a person or concern has in securing a Government contract. “Improper influence,” as used in this clause, means any influence that induces or tends to induce a Government employee or officer to give consideration or to act regarding a Government contract on any basis other than the merits of the matter. 43. 552.203-70 PRICE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (SEP 1999) (a) If the head of the contracting activity (HCA) or his or her designee determines that there was a violation of subsection 27(a) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in the Federal Acquisition Regulation, the Government, at its election, may— (1) Reduce the monthly rental under this lease by 5 percent of the amount of the rental for each month of the remaining term of the lease, including any option periods, and recover 5 percent of the rental already paid; (2) Reduce payments for alterations not included in monthly rental payments by 5 percent of the amount of the alterations agreement; or (3) Reduce the payments for violations by a Lessor’s subcontractor by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was placed. (b) Prior to making a determination as set forth above, the HCA or designee shall provide to the Lessor a written notice of the action being considered and the basis therefor. The Lessor shall have a period determined by the agency head or designee, but not less than 30 calendar days after receipt of such notice, to submit in person, in writing, or through a representative, information and argument in opposition to the proposed reduction. The agency head or designee may, upon good cause shown, determine to deduct less than the above amounts from payments. (c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this lease. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 16

44. 552.203-71 RESTRICTION ON ADVERTISING (VARIATION) (SEP 1999) The Contractor shall not refer to this contract in commercial advertising or similar promotions in such a manner as to state or imply that the product or service provided is endorsed or preferred by the White House, the Executive Office of the President, or any other element of the Federal Government, or is considered by these entities to be superior to other products or services. 45. 552.215-70 EXAMINATION OF RECORDS BY GSA (FEB 1996) The Contractor agrees that the Administrator of General Services, or any duly authorized representative shall, until the expiration of 3 years after final payment under this contract, or of the time periods for the particular records specified in Subpart 4.7 of the Federal Acquisition Regulation (48 CFR 4.7), whichever expires earlier, have access to and the right to examine any books, documents, papers, and records of the Contractor involving transactions related to this contract or compliance with any clauses thereunder. The Contractor further agrees to include in all its subcontracts hereunder a provision to the effect that the subcontractor agrees that the Administrator of General Services, or any duly authorized representatives shall, until the expiration of 3 years after final payment under the subcontract, or of the time periods for the particular records specified in Subpart 4.7 of the Federal Acquisition Regulation (48 CFR 4.7), whichever expires earlier, have access to and the right to examine any books, documents, papers, and records of such subcontractor, involving transactions related to the subcontract or compliance with any clauses thereunder. The term “subcontract” as used in this clause excludes (a) purchase orders not exceeding $100,000 and (b) subcontracts or purchase orders for public utility services at rates established for uniform applicability to the general public. 46 — 54 Refer to clauses 5 — 13 55 — 70 Refer to clauses 15 — 30 71. 52.215-10 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA (OCT 1997) (a) If any price, including profit or fee, negotiated in connection with this contract, or any cost reimbursable under this contract, was increased by any significant amount because— (1) The Contractor or a subcontractor furnished cost or pricing data that were not complete, accurate, and current as certified in its Certificate of Current Cost or Pricing Data; (2) A subcontractor or prospective subcontractor furnished the Contractor cost or pricing data that were not complete, accurate, and current as certified in the Contractor’s Certificate of Current Cost or Pricing Data; or (3) Any of these parties furnished data of any description that were not accurate, the price or cost shall be reduced accordingly and the contract shall be modified to reflect the reduction. (b) Any reduction in the contract price under paragraph (a) of this clause due to defective data from a prospective subcontractor that was not subsequently awarded the subcontract shall be limited to the amount, plus applicable overhead and profit markup, by which— (1) The actual subcontract; or (2) The actual cost to the Contractor, if there was no subcontract, was less than the prospective subcontract cost estimate submitted by the Contractor, provided, that the actual subcontract price was not itself affected by defective cost or pricing data. (c)(1) If the Contracting Officer determines under paragraph (a) of this clause that a price or cost reduction should be made, the Contractor agrees not to raise the following matters as a defense: (i) The Contractor or subcontractor was a sole source supplier or otherwise was in a superior bargaining position and thus the price of the contract would not have been modified even if accurate, complete, and current cost or pricing data had been submitted. (ii) The Contracting Officer should have known that the cost or pricing data in issue were defective even though the Contractor or subcontractor took no affirmative action to bring the character of the data to the attention of the Contracting Officer. (iii) The contract was based on an agreement about the total cost of the contract and there was no agreement about the cost of each item procured under the contract. (iv) The Contractor or subcontractor did not submit a Certificate of Current Cost or Pricing Data. (2)(1) Except as prohibited by subdivision (c)(2)(ii) of this clause, an offset in an amount determined appropriate by the Contracting Officer based upon the facts shall be allowed against the amount of a contract price reduction if– (A) The Contractor certifies to the Contracting Officer that, to the best of the Contractor’s knowledge and belief, the Contractor is entitled to the offset in the amount requested; and (B) The Contractor proves that the cost or pricing data were available before the “as of” date specified on its Certificate of Current Cost or Pricing Data, and that the data were not submitted before such date. (ii) An offset shall not be allowed if— (A) The understated data were known by the Contractor to be understated before the “as of” date specified on its Certificate of Current Cost or Pricing Data; or (B) The Government proves that the facts demonstrate that the contract price would not have increased in the amount to be offset even if the available data had been submitted before the “as of” date specified on its Certificate of Current Cost or Pricing Data. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 17

(d) If any reduction in the contract price under this clause reduces the price of items for which payment was made prior to the date of the modification reflecting the price reduction, the Contractor shall be liable to and shall pay the United States at the time such overpayment is repaid— (1) Simple interest on the amount of such overpayment to be computed from the date(s) of overpayment to the Contractor to the date the Government is repaid by the Contractor at the applicable underpayment rate effective for each quarter prescribed by the Secretary of the Treasury under 26 U.S.C. 6621(a)(2); and (2) A penalty equal to the amount of the overpayment, if the Contractor or subcontractor knowingly submitted cost or pricing data that were incomplete, inaccurate, or noncurrent. 72. 52.215-12 SUBCONTRACTOR COST OR PRICING DATA (OCT 1997) (a) Before awarding any subcontract expected to exceed the threshold for submission of cost or pricing data at FAR 15.403-4, on the date of agreement on price or the date of award, whichever is later; or before pricing any subcontract modification involving a pricing adjustment expected to exceed the threshold for submission of cost or pricing data at FAR 15.403-4, the Contractor shall require the subcontractor to submit cost or pricing data (actually or by specific identification in writing), unless an exception under FAR 15.403-1 applies. (b) The Contractor shall require the subcontractor to certify in substantially the form prescribed in FAR 15.406-2 that, to the best of its knowledge and belief, the data submitted under paragraph (a) of this clause were accurate, complete, and current as of the date of agreement on the negotiated price of the subcontract or subcontract modification. (c) In each subcontract that exceeds the threshold for submission of cost or pricing data at FAR 15.403-4, when entered into, the Contractor shall insert either— (1) The substance of this clause, including this paragraph (c), if paragraph (a) of this clause requires submission of cost or pricing data for the subcontract; or (2) The substance of the clause at FAR 52.215-13, Subcontractor Cost or Pricing Data—Modifications; 73. 52.219-9 SMALL BUSINESS SUBCONTRACTING PLAN (OCT 1999) (a) This clause does not apply to small business concerns. (b) Definitions. As used in this clause— “Commercial item” means a product or service that satisfies the definition of commercial item in section 2.101 of the Federal Acquisition Regulation. “Commercial plan” means a subcontracting plan (including goals) that covers the offeror’s fiscal year and that applies to the entire production of commercial items sold by either the entire company or a portion thereof (e.g., division, plant, or product line). “Individual contract plan” means a subcontracting plan that covers the entire contract period (including option periods), applies to a specific contract, and has goals that are based on the offeror’s planned subcontracting in support of the specific contract, except that indirect costs incurred for common or Joint purposes may be allocated on a prorated basis to the contract. “Master plan” means a subcontracting plan that contains all the required elements of an individual contract plan, except goals, and may be incorporated into individual contract plans, provided the master plan has been approved. “Subcontract” means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime Contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 18

(c) The offeror, upon request by the Contracting Officer, shall submit and negotiate a subcontracting plan, where applicable, that separately addresses subcontracting with small business, HUBZone small business concerns, small disadvantaged business, and women-owned small business concerns. if the offeror is submitting an individual contract plan, the plan must separately address subcontracting with small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns, with a separate part for the basic contract and separate parts for each option (if any). The plan shall be included in and made a part of the resultant contract. The subcontracting plan shall be negotiated within the time specified by the Contracting Officer. Failure to submit and negotiate the subcontracting plan shall make the offeror ineligible for award of a contract. (d) The offeror’s subcontracting plan shall include the following: (1) Goals, expressed in terms of percentages of total planned subcontracting dollars, for the use of small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns as subcontractors. The offeror shall include all subcontracts that contribute to contract performance, and may include a proportionate share of products and services that are normally allocated as indirect costs. — (2) A statement of— (i) Total dollars planned to be subcontracted for an individual contract plan; or the offeror’s total projected sales, expressed in dollars, and the total value of projected subcontracts to support the sales for a commercial plan; (ii) Total dollars planned to be subcontracted to small business concerns; (iii) Total dollars planned to be subcontracted to HUBZone small business concerns; (iv) Total dollars planned to be subcontracted to small disadvantaged business concerns; and (v) Total dollars planned to be subcontracted to women-owned small business concerns. (3) A description of the principal types of supplies and services to be subcontracted, and an identification of the types planned for subcontracting to— (i) Small business concerns; (ii) HUBZone small business concerns; (iii) Small disadvantaged business concerns; and (iv) Women-owned small business concerns. (4) A description of the method used to develop the subcontracting goals in paragraph (d)(1) of this clause. (5) A description of the method used to identify potential sources for solicitation purposes (e.g., existing company source lists, the Procurement Marketing and Access Network (PRO-Net) of the Small Business Administration (SBA), the National Minority Purchasing Council Vendor Information Service, the Research and Information Division of the Minority Business Development Agency in the Department of Commerce, or small, HUBZone, small disadvantaged, and women-owned small business trade associations). A firm may rely on the information contained in PRO-Net as an accurate representation of a concern’s size and ownership characteristics for the purposes of maintaining a small, HUBZone, small disadvantaged and women-owned small business source list. Use of PRO-Net as its source list does not relieve a firm of its responsibilities (e.g., outreach, assistance, counseling, or publicizing subcontracting opportunities) in this clause. (6) A statement as to whether or not the offeror included indirect costs in establishing subcontracting goals, and a description of the method used to determine the proportionate share of indirect costs to be incurred with— (i) Small business concerns; (ii) HUBZone small business concerns; (iii) Small disadvantaged business concerns; and (iv) Women-owned small business concerns. (7) The name of the individual employed by the offeror who will administer the offeror’s subcontracting program, and a description of the duties of the individual. (8) A description of the efforts the offeror will make to assure that small business, HUBZone small business, small disadvantaged business and women-owned small business concerns have an equitable opportunity to compete for subcontracts. (9) Assurances that the offeror will include the clause of this contract entitled “Utilization of Small Business Concerns” in all subcontracts that offer further subcontracting opportunities, and that the offeror will require all subcontractors (except small business concerns) that receive subcontracts in excess of $500,000 ($1,000,000 for construction of any public facility) to adopt a subcontracting plan that complies with the requirements of this clause. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 19

 (10) Assurances that the offeror (i) Cooperate in any studies or surveys as may be required; (ii) Submit periodic reports so that the Government can determine the extent of compliance by the offeror with the subcontracting plan; (iii) Submit Standard Form (SF) 294, Subcontracting Report for Individual Contracts, and/or SF 295, Summary Subcontract Report, in accordance with the Instructions on the forms or as provided in agency regulations and in paragraph (j) of this clause; and (iv) Ensure that its subcontractors agree to submit SF 294 and SF 295. (11) A description of the types of records that will be maintained concerning procedures thathave been adopted to comply with the requirements and goals in the plan, including establishing source lists; and a description of the offeror’s efforts to locate small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns and award subcontracts to them. The records shall include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated): (i) Source lists (e.g., PRO-Net), guides, and other data that identify small business, HUBZonesrnall business, small disadvantaged business, and women-owned small business concerns. (II) Organizations contacted in an attempt to locate sources that are small business, HUBZone small business, small disadvantaged business, or women-owned small business concerns. (iii) Records on each subcontract solicitation resulting in an award of more than $100,000, indicating— (A) Whether small business concerns were solicited and, if not, why not; (B) Whether HUBZone small business concerns were solicited and, if not, why not; (C) Whether small disadvantaged business concerns were solicited and, if not, why not; (D) Whether women-owned small business concerns were solicited and, if not, why not; and (E) If applicable, the reason award was not made to a small business concern. (iv) Records of any outreach efforts to contact- (A) Trade associations; (B) Business development organizations; and (C) Conferences and trade fairs to locate small, HUBZone small, small disadvantaged, and women-owned small business sources. (v) Records of internal guidance and encouragement provided to buyers through— (A) Workshops, seminars, training, etc.; and (B) Monitoring performance to evaluate compliance with the program’s requirements. (vi) On a contract-by-contract basis, records to support award data submitted by the offeror to the Government, including the name, address, and business size of each subcontractor. Contractors having commercial plans need not comply with this requirement. (e) In order to effectively implement this plan to the extent consistent with efficient contract performance, the Contractor shall perform the following functions: (1) Assist small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation by such concerns. Where the Contractor’s lists of potential small business, HUBZone small business, small disadvantaged business, and women-owned small business subcontractors are excessively long, reasonable effort shall be made to give all such small business concerns an opportunity to compete over a period of time. (2) Provide adequate and timely consideration of the potentialities of small business, HUBZone small business, small disadvantaged business, and women-owned small business concerns in all “make-or-buy” decisions. (3) Counsel and discuss subcontracting opportunities with representatives of small business, HUBZone small business, small disadvantaged business, and women-owned small business firms. (4) Provide notice to subcontractors concerning penalties and remedies for misrepresentations of business status as small, HUBZone small, small disadvantaged, or women-owned small business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the Contractor’s subcontracting plan. (f) A master plan on a plant or division-wide basis that contains all the elements required by paragraph (d) of this clause, except goals, may be incorporated by reference as a part of the subcontracting plan required of the offeror by this clause; provided— (1) The master plan has been approved; (2) The offeror ensures that the master plan is updated as necessary and provides copies of the approved master plan, including evidence of its approval, to the Contracting Officer; and (3) Goals and any deviations from the master plan deemed necessary by the Contracting Officer to satisfy the requirements of this contract are set forth in the individual subcontracting plan. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/20/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 20

(g) A commercial plan is the preferred of subcontracting plan for contractors furnishing commercial items, The commercial plan shall relate to the offeror’s planned subcontracting generally, for both commercial and Government business, rather than solely to the Government contract. Commercial plans are also preferred for subcontractors that provide commercial items under a prime contract, whether or not the prime contractor is supplying a commercial item. (h) Prior compliance of the offeror with other such subcontracting plans under previous contracts will be considered by the Contracting Officer in determining the responsibility of the offeror for award of the contract. (I) The failure of the Contractor or subcontractor to comply in good faith with— (1) The clause of this contract entitled “Utilization Of Small Business Concerns;” or (2) An approved plan required by this clause, shall be a material breach of the contract. (I) The Contractor shall submit the following reports: (1) Standard Form 294, Subcontracting Report for Individual Contracts. This report shall be submitted to the Contracting Officer semiannually and at contract completion. The report covers subcontract award data related to this contract. This report is not required for commercial plans. (2) Standard Form 295, Summary Subcontract Report. This report encompasses all the contracts with the awarding agency. It must be submitted semi-annually for contracts with the Department of Defense and annually for contracts with civilian agencies. If the reporting activity is covered by a commercial plan, the reporting activity must report annually all subcontract awards under that plan. All reports submitted at the close of each fiscal year (both individual and commercial plans) shall include a breakout, in the Contractor’s format, of subcontract awards, in whole dollars, to small disadvantaged business concerns by Standard Industrial Classification (SIC) Major Group. For a commercial plan, the Contractor may obtain from each of its subcontractors a predominant SIC Major Group and report all awards to that subcontractor under its predominant SIC Major Group. 74. 52.219-16 LIQUIDATED DAMAGES – SUBCONTRACTING PLAN (JAN 1999) (a) “Failure to make a good faith effort to comply with the subcontracting plan”, as used in this clause, means a willful or intentional failure to perform in accordance with the requirements of the subcontracting plan approved under the clause in this contract entitled “Small Business Subcontracting Plan,” or willful or intentional action to frustrate the plan. (b) Performance shall be measured by applying the percentage goals to the total actual subcontracting dollars or, if a commercial plan is involved, to the pro rata share of actual subcontracting dollars attributable to Government contracts covered by the commercial plan. If, at contract completion or, in the case of a commercial plan, at the close of the fiscal year for which the plan is applicable, the Contractor has failed to meet its subcontracting goals and the Contracting Officer decides in accordance with paragraph (c) of this clause that the Contractorfailed to make a good faith effort to comply with its subcontracting plan, established in accordance with the clause in this contract entitled “Small Business Subcontracting Plan,” the Contractor shall pay the Government liquidated damages in an amount stated. The amount of probable damages attributable to the Contractor’s failure to comply shall be an amount equal to the actual dollar amount by which the Contractor failed to achieve each subcontract goal. (c) Before the Contracting Officer makes a final decision that the Contractor has failed to make such good faith effort, the Contracting Officer shall give the Contractor written notice specifying the failure and permitting the Contractor to demonstrate what good faith efforts have been made and to discuss the matter. Failure to respond to the notice may be taken as an admission that no valid explanation exists. If, after consideration of all the pertinent data, the Contracting Officer finds that the Contractor failed to make a good faith effort to comply with the subcontracting plan, the Contracting Officer shall issue a final decision to that effect and require that the Contractor pay the Government liquidated damages as provided in paragraph (b) of this clause. (d) With respect to commercial plans, the Contracting Officer who approved the plan will perform the functions of the Contracting Officer under this clause on behalf of all agencies with contracts covered by the commercial plan. (e) The Contractor shall have the right of appeal, under the clause in this contract entitled, Disputes, from any final decision of the Contracting Officer. (f) Liquidated damages shall be in addition to any other remedies that the Government may have. 75. 52.219-25 SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM - DISADVANTAGED STATUS AND REPORTING (OCT 1999) (a) Disadvantaged status for joint venture partners, team members, and subcontractors. This clause addresses disadvantaged status for joint venture partners, teaming arrangement members, and subcontractors and is applicable if this contract contains small disadvantaged business (SDB) participation targets. The Contractor shall obtain representations of small disadvantaged status from joint venture partners, teaming arrangement members, and subcontractors through use of a provision substantially the same as paragraph (b)(1)(i) of the provision at FAR 52.219-22, Small Disadvantaged Business Status. The Contractor shall confirm that a joint venture partner, team member, or subcontractor representing itself as a small disadvantaged business concern, is identified as a certified small disadvantaged business in the database maintained by the Small Business Administration (PRO-Net) or by contacting the SBA’s Office of Small Disadvantaged Business Certification and Eligibility. (b) Reporting requirement. If this contract contains SDB participation targets, the Contractor shall report on the participation of SDB concerns at contract completion, or as otherwise provided in this contract. Reporting may be on Optional Form 312, Small Disadvantaged SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/20/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 21

Business Participation Report, or in the contractor’s own format providing the same information. This report is required for each contract containing SDB participation targets. If this contract contains an individual Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan, reports may be submitted with the final Subcontracting Report for Individual Contracts (Standard Form 294) at the completion of the contract. 76. 52.219-26 SMALL DISADVANTAGED BUSINESS PARTICIPATION PROGRAM - INCENTIVE SUBCONTRACTING (FEB 2000) (a) Of the total dollars it plans to spend under subcontracts, the Contractor has committed itself in its offer to try to award a certain amount to small disadvantaged business concerns in the Standard Industrial Classification (SIC) Major Groups as determined by the Department of Commerce. (b) If the Contractor exceeds its total monetary target for subcontracting to small disadvantaged business concerns in the authorized SIC Major Groups, it will receive a negotiated percentage of the dollars in excess of the monetary target, unless the Contracting Officer determines that the excess was not due to the Contractor’s efforts (e.g., a subcontractor cost overrun caused the actual subcontract amount to exceed that estimated in the offer, or the excess was caused by the award of subcontracts that had been planned but had not been disclosed in the offer during contract negotiations). Determinations made under this paragraph are unilateral decisions made solely at the discretion of the Government. (c) If this is a cost-plus-fixed-fee contract, the sum of the fixed fee and the incentive fee earned under this contract may not exceed the limitations in subsection 15.404-4 of the Federal Acquisition Regulation. 77. LESSOR’S RESERVATION OF RIGHTS Lessor reserves the right at all reasonable times and upon at least three business (3) days’ advance notice to Government and subject to Government’s reasonable security requirements to enter the premises to show the premises to prospective purchasers, mortgagees or ground or underlying lessors, or during the last twelve months of the term of this lease, prospective tenants; or to post notices of nonresponsibility at appropriate exterior entrances to the building. Any such entries shall be without the abatement or rent. SFO NO. 01110 LESSOR’S INITIALS, DATE 11/20/01 GSA FORM 3517 GOVERNMENT’S INITIALS DATE 11-28-01 22

LABOR STANDARDS If an offeror proposes to satisfy the requirements of this Solicitation for Offers through the construction of a new building or the complete rehabilitation or reconstruction of an existing building, and where the Government will be the sole or predominant tenant such that any other use of the building will be functionally or quantitatively incidental to the Government’s use and occupancy, the following Federal Acquisition Regulation clauses shall apply to work performed in preparation for occupancy and use of the building by the United States: 1. 52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION (JUL 1995) (a) Overtime requirements. No Contractor or subcontractor contracting for any part of the contract work which may require or involve the employment of laborers or mechanics (see Federal Acquisition Regulation (FAR) 22.300) shall require or permit any such laborers or mechanics in any workweek in which the individual is employed on such work to work in excess of 40 hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than 1 1/2 times the basic rate of pay for all hours worked in excess of 40 hours in such workweek. (b) Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the provisions set forth in paragraph (a) of this clause, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (In the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic employed in violation of the provisions set forth in paragraph (a) of this clause in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of 40 hours without payment of the overtime wages required by provisions set forth in paragraph (a) of this clause. (c) Withholding for unpaid wages and liquidated damages. The Contracting Officer shall upon his or her own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same Prime Contractor, or any other federally assisted contract subject to the Contract Work Hours and Safety Standards Act which is held by the same Prime Contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the provisions set forth in paragraph (b) of this clause. (d) Payrolls and basic records. (1) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of contract work and shall preserve them for a period of 3 years from the completion of the contract for all laborers and mechanics working on the contract. Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid. Nothing in this paragraph shall require the duplication of records required to be maintained for construction work by Department of Labor regulations at 29 CFR 5.5(a)(3) implementing the Davis-Bacon Act. (2) The records to be maintained under paragraph (d)(1) of this clause shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Contracting Officer or the Department of Labor. The Contractor or subcontractor shall permit such representatives to interview employees during working hours on the job. (e) Subcontracts. The Contractor or subcontractor shall insert in any subcontracts exceeding $100,000 the provisions set forth in paragraphs (a) through (e) of this clause and also a clause requiring the subcontractors to include these provisions in any lower tier subcontracts. The Prime Contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with the provisions set forth in paragraphs (a) through (e) of this clause. 2. 52.222-6 DAVIS-BACON ACT (FEB 1995) (a) All laborers and mechanics employed or working upon the site of the work will be paidun conditionally and not less often than once a week, and without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR Part 3), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics. Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (d) of this clause; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such period. Such laborers and mechanics shall be paid not less than the appropriate wage rate and fringe benefits in the wage determination for the classification of work actually performed, without regard to skill, except as provided in the clause entitled Apprentices and Trainees. Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein; provided, That the employer’s payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (Including any additional classifications and wage rates conformed under paragraph (b) of this clause) and the Davis-Bacon poster (WH-1321)shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers. (b)(1) The Contracting Officer shall require that any class of laborers or mechanics which is not listed in the wage determination and which is to be employed under the contract shall be classified in conformance with the wage determination. The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefor only when all the following criteria have been met: SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 23

(i) The work to be performed by the classification requested is not performed by a classification in the wage determination. (ii) The classification is utilized in the area by the construction industry. (iii) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination. (2) If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits, where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the: Wage and Hour Division Employment Standards Administration U.S. Department of Labor Washington, DC 20210 The Administrator or an authorized representative will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary. (3) In the event the Contractor, the laborers or mechanics to be employed in the classification, or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the administrator of the Wage and Hour Division for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary. (4) The wage rate (including fringe benefits, where appropriate) determined pursuant to subparagraphs (b)(2) and (b)(3) of this clause shall be paid to all workers performing work in the classification under this contract from the first day on which work is performed in the classification. (c) Whenever the minimum wage rate prescribed in the contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof. (d) If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program; provided. That the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program. 3. 52.222-7 WITHHOLDING OF FUNDS (FEB 1988) The Contracting Officer shall, upon his or her own action or upon written request of an authorized representative of the Department of Labor, withhold or cause to be withheld from the Contractor under this contract or any other Federal contract with the same Prime Contractor, or any other federally assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same Prime Contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work, all or part of the wages required by the contract, the Contracting Officer may, after written notice to the Contractor, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased. 4. 52.222-8 PAYROLLS AND BASIC RECORDS (FEB 1988) (a) Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of 3 years thereafter for all laborers and mechanics working at the site of the work. Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid. Whenever the Secretary of Labor has found, under paragraph (d) of the clause entitled Davis-Bacon Act, that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs. (b)(1) The Contractor shall submit weekly for each week in which any contract work is performed a copy of all payrolls to the Contracting Officer. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under paragraph (a) of this clause. This information may be submitted in any form desired. Optional Form WH-347 (Federal Stock Number 029-005-00014-1) is available for this purpose and may be purchased from the— Superintendent of Documents U.S. Government Printing Office SFO NO. 01110 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 24

Washington, DC 20402 The Prime Contractor is responsible for the submission of copies of payrolls by all subcontractors. (2) Each payroll submitted shall be accompanied by a “Statement of Compliance,” signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the contract and shall certify— (i) That the payroll for the payroll period contains the information required to be maintained under paragraph (a) of this clause and that such information is correct and complete; (ii) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in the Regulations, 29 CFR Part 3; and (iii) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the contract. (3) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by subparagraph (b)(2) of this clause. (4) The falsification of any of the certifications in this clause may subject the Contractor or subcontractor to civil or criminal prosecution under Section 1001 of Title 18 and Section 3729 of Title 31 of the United States Code. (c) The Contractor or subcontractor shall make the records required under paragraph (a) of this clause available for inspection, copying, or transcription by the Contracting Officer or authorized representatives of the Contracting Officer or the Department of Labor. The Contractor or subcontractor shall permit the Contracting Officer or representatives of the Contracting Officer or the Department of Labor to interview employees during working hours on the job. If the Contractor or subcontractor fails to submit required records or to make them available, the Contracting Officer may, after written notice to the Contractor, take such action as may be necessary to cause the suspension of any further payment. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12. 5. 52.222-9 APPRENTICES AND TRAINEES (FEB 1988) (a) Apprentices, Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Bureau of Apprenticeship and Training, or with a State Apprenticeship Agency recognized by the Bureau, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Bureau of Apprenticeship and Training or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allow- able ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated in this paragraph, shall be paid not less than the applicable wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman’s hourly rate) specified in the Contractor’s or subcontractor’s registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice’s level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. if the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. if the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Bureau of Apprenticeship and Training, or a State Apprenticeship Agency recognized by the Bureau, withdraws approval of an apprenticeship program, the Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved. (b) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee’s level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed in the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate in the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate in the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate in the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved. SFO NO. 01110 GSA FORM 3517 LESSOR’S INITIALS [ILLEGIBLE] DATE 11/26/01 GOVERNMENT’S INITIALS [ILLEGIBLE] DATE 11-28-01 25

(c) Equal employment opportunity. The utilization of apprentices, trainees, and journeymen under this clause shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended, and 29 CFR Part 30. 6. 52.222-10 COMPLIANCE WITH COPELAND ACT REQUIREMENTS (FEB 1988) The Contractor shall comply with the requirements of 29 CFR Part 3, which are hereby incorporated by reference in this contract 7. 52.222-11 SUBCONTRACTS (LABOR STANDARDS) (FEB 1988) (a) The Contractor or subcontractor shall insert in any subcontracts the clauses entitled Davis-Bacon Act, Contract Work Hours and Safety Standards Act—Overtime Compensation, Apprentices and Trainees, Payrolls and Basic Records, Compliance with Copeland Act Requirements, Withholding of Funds, Subcontracts (Labor Standards), Contract Termination—Debarment, Disputes Concerning Labor Standards, Compliance with Davis-Bacon and Related Act Regulations, and Certification of Eligibility, and such other clauses as the Contracting Officer may, by appropriate instructions, require, and also a clause requiring subcontractors to include these clauses in any lower tier subcontracts. The Prime Contractor shall be responsible for compliance by any subcontractor or lower tier subcontractor with all the contract clauses cited in this paragraph. (b)(1) Within 14 days after award of the contract, the Contractor shall deliver to the Contracting Officer a completed Statement and acknowledgment Form (SF 1413) for each subcontract, including the subcontractor’s signed and dated acknowledgment that the clauses set forth in paragraph (a) of this clause have been included in the subcontract. (2) Within 14 days after the award of any subsequently awarded subcontract the Contractor shall deliver to the Contracting Officer an updated completed SF 1413 for such additional subcontract. 8. 52.222-12 CONTRACT TERMINATION-DEBARMENT (FEB 1988) A breach of the contract clauses entitled Davis-Bacon Act, Contract Work Hours and Safety Standards Act—Overtime Compensation, Apprentices and Trainees, Payrolls and Basic Records, Compliance with Copeland Act Requirements, Subcontracts (Labor Standards), Compliance with Davis-Bacon and Related Act Regulations, or Certification of Eligibility may be grounds for termination of the contract, and for debarment as a Contractor and subcontractor as provided in 29 CFR 5.12. 9. 52.222-13 COMPLIANCE WITH DAVIS-BACON AND RELATED ACT REGULATIONS (FEB 1988) All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR Parts 1, 3, and 5 are hereby incorporated by reference in this contract. 10. 52.222-14 DISPUTES CONCERNING LABOR STANDARDS (FEB 1988) The United States Department of Labor has set forth in 29 CFR Parts 5, 6, and 7 procedures for resolving disputes concerning labor standards requirements. Such disputes shall be resolved in accordance with those procedures and not the Disputes clause of this contract. Disputes within the meaning of this clause include disputes between the Contractor (or any of its subcontractors) and the contracting agency, the U.S. Department of Labor, or the employees or their representatives. 11. 52.222-15 CERTIFICATION OF ELIGIBILITY (FEB 1988) (a) By entering into this contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor’s firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1). (b) No part of this contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1). (c) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001. SFO NO. 01110 LESSOR’S INITIALS CR DATE 11/26/01 GSA FORM 3517 GOVERNMENT’S INITIALS to DATE 11-28-01 26

Representation & Certification (Form 3518) – GS-09B-01110

REPRESENTATIONS CERTIFICATIONS Representations and certifications PROVISION NUMBER 48 CFR REFERENCE DATE TITLE 1. 52.219-1 MAY 1999 Small Business Program Representations 2. 52.204-3 OCT 1998 Taxpayer Identification 3. 52.222-22 FEB 1999 Previous Contracts and Compliance Reports 4. 52.222-25 APR 1984 Affirmative Action Compliance 5. 52.204-5 MAY 1999 Women-Owned Business (Other Than Small Business) 6. 52.209-5 MAR 1996 Certification Regarding Debarment, Suspension, Proposed Debarment, and other Responsibility Matters 7. 52.203-2 APR 1985 Certificate of Independent Price Determination 8. 52.203-11 APR 1991 Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions 9. 52.219-22 OCT 1999 Small Disadvantaged Business Status “OFFER” MEANS “BID” IN SEALED BIDDING AND “PROPOSAL” IN NEGOTIATION. “OFFEROR” AS USED ON THIS FORM, IS THE OWNER OF THE PROPERTY OFFERED, NOT AN INDIVIDUAL OR AGENT REPRESENTING THE OWNER. THE OFFEROR MAKES THE FOLLOWING REPRESENTATIONS AND CERTIFICATIONS AS A PART OF THE OFFER IDENTIFIED ABOVE. (CHECK APPROPRIATE BOXES AND FILL IN BLANKS.) Data Universal Numbering System (DUNS) Number.(Applies to offers exceeding $25,000.) The offeror shall enter DUNS number, if known 054020933. If the offeror does not have a DUNS number, it should contact Dun and Bradstreet to obtain one at no charge. An offeror within the United States may call 1-800-333-0505. The offeror may obtain more information regarding the DUNS number, including locations of local Dun and Bradstreet Information Services offices for offerors located outside the United States, from the internet home page at http://www.customerservice@dnb.com. If an offeror is unable to locate a local service center, it may send an e-mail to Dun and Bradstreet at globalinfo@mail.dnb.com. SOLICITATION NUMBER SFO 6S - 09B - 01110 Name and Address of Offeror Russell & Assoc - Fresno, A Calif. L.P. 149 E. Bay St. Charleston, SC 29401 Telephone No. 843-723-9861 Date of Offer Offeror or Authorized Representative [ILLEGIBLE] Signature 1

1. 52.219-1 SMALL BUSINESS PROGRAM REPRESENTATIONS (MAY 1999) (a) (1) The standard industrial classification (SIC) code for this acquisition is 6511 (2) The small business size standard is $ 23,500,000.00 (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees. (b) Representations. (1) The offeror represents as part of its offer that it  is, is not a small business concern. (2) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it is,  is not, a small disadvantaged business concern as defined in 13 CFR 124,1002. (3) (Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it  is,  is not a women-owned small business concern. (c) Definitions. “Small business concern,” as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision. “Woman-owned small business concern,” as used in this provision, means a small business concern— (1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and (2) Whose management and daily business operations are controlled by one or more women. (d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished. (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm’s status as a small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall– (I) Be punished by imposition of fine, imprisonment, or both; (II) Be subject to administrative remedies, including suspension and debarment; and (III) Be ineligible for participation in programs conducted under the authority of the Act. Alternate I (Nov 1999). As prescribed in 19.307(a)(2), add the following paragraph (b)(4) to the basic provision: (4) [Complete only if offeror represented itself as a small business concern in paragraph (b)(1) of this provision]. The offeror represents, as part of its offer, that– (I) It  is,  is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office of ownership, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR Part 126; and (II) It  is,  is not a joint venture that complies with the requirements of 13 CFR Part 126, and the representation in paragraph (b)(4)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:.] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation. Alternate 11 (Nov 1999). As prescribed in 19.307(a)(3), add the following paragraph (b)(5) to the basic provision: (5) [Complete if offeror represented itself as disadvantaged in paragraph (b)(2) of this provision.] The offeror shall check the category in which its ownership falls; Black American. Hispanic American. Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunel, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana. Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru). Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal). Individual/concern, other than one of the preceding. 2. 52.204-3 TAXPAYER IDENTIFICATION (OCT 1998) (a) Definitions. “Common parent,” as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member. “Taxpayer Identification Number (TIN),” as used SF0 NO. 01110 00/00/00 GSA Form 3518 2 in this provision, means the number by the Internal Revenue Service (IRS) to be used the offeror in reporting income tax and other returns. The TIN may be either a Security Number or an Employer identification . (b) All offerors must submit the information required in paragraphs (d) through (f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract. (c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror’s relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror’s TIN. (d) Taxpayer Identification Number (TIN).  TIN: 57-1013298.  TIN has been applied for. TIN is not required because:  Offeror is a nonresident allen, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;  Offeror is an agency or Instrumentality of a foreign government;  Offeror is an agency or Instrumentality of the Federal Government. (e) Type of organization.  Sole proprietorship;  Partnership;  Corporate entity (not tax-exempt); Corporate entity (tax-exempt);  Government entity (Federal, State, or local);  Foreign government;  International organization per 26 CFR 1.6049-4; Other . (f) Common parent.  Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision. Name and TIN of common parent: Name TIN ITEMS 3-4 APPLICABLE TO LEASES WHICH EXCEED $10,000 AVERAGE NET ANNUAL RENTAL 3. FAR 52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (FEB 1999) The offeror represents that–– (a) It  has,  has not participated in a previous contract or subcontract subject the Equal Opportunity clause of this solicitation; (b) It  has,  has not, filed all required compliance reports; and (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards. 4. FAR 52.222-25 AFFIRMATIVE ACTION COMPLIANCE (APR 1984) (Applicable to contracts which include the clause at FAR 52.222-26, Equal Opportunity, except for construction contracts.) The offeror represents that — (a) It  has developed and has on file,  has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) It  has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor. ITEMS 5–8 APPLICABLE TO LEASES WHICH EXCEED $100,000 AVERAGE NET ANNUAL RENTAL 5. 52.204-5 WOMEN-OWNED BUSINESS (OTHER THAN SMALL BUSINESS) (MAY 1999). (a) Definition. “Women-owned business concern,” as used in this provision, means a concern that is at least 51 percent owned by one or more woman; or in the case of any publicly owned business, at least 51 percent of the stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women. (b) Representation. [Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph (b)(1) of FAR 52.219-1, Small Business Program Representations, of this solicitation.] The offeror represents that it  is a women-owned business concern. 6. FAR 52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAR 1995) (a)(1) The Offeror certifies, to the best of its knowledge and belief, that–– (1) The Offeror and/or any of its Principals–– (A) Are  are not  presently debarred, suspended, proposed for debarment, or declared Ineligible for the award of contracts by any Federal agency; SFO NO. 01110 00/00/00 GSA Form 3518 3

(B) Have  have not , with in a year period preceding this offer, been convicted o’ had a civil judgment rendered against them for commission of fraud or a offense in connection with obtaining, attempting to , or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and (C) Are  are not  presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(I)(B) of this provision. (ii) The Offeror has  has not , within a 3-year period preceding this offer, had one or more contracts terminated for default by any Federal agency. (2) “Principals,” for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division; or business segment, and similar positions). THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE. (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances. (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror’s responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible. (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings. (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default. 7. FAR 52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION (APR 1985) (a) The offeror certifies that– (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered; (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition. (b) Each signature on the offer is considered to be a certification by the signatory that the signatory– (1) Is the person in the offeror’s organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or (2)(i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above [insert full name of person(s) in the offeror’s organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror’s organization]; (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(l) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above. (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure. 8. FAR 52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (APR 1991) (Applicable if the offer exceeds $100,000) (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification. (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989– (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement; (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and SFO NO. 01110 00/00/00 GSA Form 3518 4 [ILLEGIBLE] 4

(3) He or she will include the tangi [ILLEGIBLE]-Is of this certification in all subcontract awards at any [ILLEGIBLE] and require that all recipients of subcontract awards in excess of $100t hall certify and disclose accordingly. (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who falls to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure. 9. FAR 52.219-22 SMALL BUSINESS DISADVANTAGED BUSINESS STATUS (OCT 1999) (a) General. This provision is used to assess an offeror’s small disadvantaged business status for the purpose of obtaining a benefit on this solicitation. Status as a small business and status as a small disadvantaged business for general statistical purposes is covered by the provision at FAR 52.219-1, Small Business Program Representation. (b) Representations. (1) General. The offeror represents, as part of its offer, that it is a small business under the size standard applicable to this acquisition; and either—  (i) It has received certification by the Small Business Administration as a small disadvantaged business concern consistent with 13 CFR 124, Subpart B; and account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and (ii) It has submitted a completed application to the Small Business Administration or a Private Certifier to be certified as a small disadvantaged business concern in accordance with 13 CFR 124, Subpart B, and a decision on that application is pending, and that no material change in disadvantaged ownership and control has occurred since its application was submitted. (2)  For Joint Ventures. The offeror represents, as part of its offer, that it is a joint venture that complies with the requirements at 13 CFR 124.1002(f) and that the representation in paragraph (b)(1) of this provision is accurate for the small disadvantaged business concern that is participating in the joint venture. [The offeror shall enter the name of the small disadvantaged business concern that is participating in the joint venture: .] (c) Penalties and Remedies. Anyone who misrepresents any aspects of the disadvantaged status of a concern for the purposes of securing a contract or subcontract shall– (1) Be punished by imposition of a fine, imprisonment, or both; (2) Be subject to administrative remedies, including suspension and debarment; and (3) Be ineligible for participation in programs conducted under the authority of the Small Business Act. Alternate I (Oct 1998). As prescribed in 19.306(b), add the following paragraph (b)(3) to the basic provision: (3) Address. The offeror represents that its address • is, • is not in a region for which a small disadvantaged business procurement mechanism is authorized and its address has not changed since its certification as a small disadvantaged business concern or submission of its application for certification. The list of authorized small disadvantaged business procurement mechanisms and regions is posted at http://www.arnet.gov/References/ sdbadjustments.htm. The offeror shall use the list in effect on the date of this solicitation. “Address,” as used in this provision, means the address of the offeror as listed on the Small Business Administration’s register of small disadvantaged business concerns or the address on the completed application that the concern has submitted to the Small Business Administration or a Private Certifier in accordance with 13 CFR part 124, subpart B. For joint ventures, “address” refers to the address of the small disadvantaged business concern that is participating in the joint venture. SFO NO. 01110 00/00/00 GSA Form 3518 [ILLEGIBLE] 5